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                           LOAN AND SECURITY AGREEMENT

                          dated as of December 31, 1996

                                      among

                              IMC MORTGAGE COMPANY

                        INDUSTRY MORTGAGE COMPANY, L.P.,

                                       and

                        THE FIRST NATIONAL BANK OF BOSTON

                         ------------------------------









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                                TABLE OF CONTENTS
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                                                                                          Page

ARTICLE I  DEFINITIONS AND ACCOUNTING TERMS..................................................1

        Section 1.01.        Definitions.....................................................1
        Section 1.02.        Accounting Terms...............................................19
        Section 1.03.        Computation of Time Periods....................................19
        Section 1.04.        Rules of Construction..........................................20

ARTICLE II  THE LOANS ......................................................................20

        Section 2.01.        Residual Loans.................................................20
        Section 2.02.        Bridge Loans...................................................23
        Section 2.03.        Warehouse Loans................................................24
        Section 2.04.        Reduction of Commitment........................................26
        Section 2.05.        Interest.......................................................26
        Section 2.06.        Default Interest...............................................26
        Section 2.07.        Mandatory Prepayments..........................................26
        Section 2.08.        Optional ......................................................27
        Section 2.09.        Reliance Upon Instructions.....................................27
        Section 2.10.        Minimum Balance................................................27

ARTICLE III  COLLATERAL.....................................................................27

        Section 3.01.        Grant of Security Interest - Residual
                             Loan Collateral................................................27

        Section 3.02.        Delivery of Instruments........................................28
        Section 3.03.        Grant of Security Interest - Warehouse
                             Collateral.....................................................29

        Section 3.04.        Security for Bridge Loans......................................29
        Section 3.05.        Uniform Commercial Code Financing
                             Statements.....................................................29

ARTICLE IV  CONDITIONS PRECEDENT............................................................29

        Section 4.01.        Conditions Precedent to Initial Loan...........................29
        Section 4.02.        Conditions to All Loans........................................32

ARTICLE V  REPRESENTATIONS AND WARRANTIES...................................................33

        Section 5.01.        Formation, Good Standing and Due
                             Qualification..................................................34

        Section 5.02.        Power and Authority: No Conflicts..............................34
        Section 5.03.        Legally Enforceable Agreements.................................34
        Section 5.04.        Litigation.....................................................34
        Section 5.05.        Material Liabilities, No Misstatements
                             or-Omission of Facts...........................................34

        Section 5.06.        Indebtedness, Ownership and Liens..............................35
        Section 5.07.        Taxes..........................................................35
        Section 5.08.        ERISA..........................................................35
        Section 5.09.        Subsidiaries: Stockholders.....................................35

                                       (i)





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        Section 5.10.        Operation of Business: Prior or Existing
                             Restrictions, Etc..............................................35

        Section 5.11.        No Default on Outstanding Judgments or
                             Orders.........................................................36

        Section 5.12.        No Defaults on Other Agreements................................36
        Section 5.13.        Labor Disputes and Acts of God.................................36
        Section 5.14.        Partnerships...................................................36
        Section 5.15.        Environmental Protection.......................................36
        Section 5.16.        Management of Obligors.........................................37
        Section 5.17.        Representations and Warranties
                             Concerning  The Collateral.....................................37

ARTICLE VI  AFFIRMATIVE COVENANTS...........................................................38

        Section 6.01.        Maintenance of Existence.......................................38
        Section 6.02.        Conduct of Business............................................38
        Section 6.03.        Maintenance of Properties......................................38
        Section 6.04.        Maintenance of Records.........................................38
        Section 6.05.        Maintenance of Insurance.......................................38
        Section 6.06.        Compliance with Laws...........................................38
        Section 6.07.        Right of Inspection............................................38
        Section 6.08.        Reporting Requirements.........................................39
        Section 6.09.        Compliance With Environmental Laws.............................42
        Section 6.10.        Audits.........................................................42
        Section 6.11.        Custody of Warehouse Collateral
                             Documents......................................................42

        Section 6.12.        Use of Loan Proceeds...........................................42
        Section 6.13.        Further Assurances.............................................43
        Section 6.14.        Collection of Collateral.......................................43
        Section 6.15.        Attorney-in-Fact...............................................44

ARTICLE VII  NEGATIVE COVENANTS.............................................................45

        Section 7.01.        Liens..........................................................45
        Section 7.02.        Debt...........................................................46
        Section 7.03.        Mergers, Etc...................................................46
        Section 7.04.        Leases.........................................................46
        Section 7.05.        Sale and Leaseback.............................................47
        Section 7.06.        Distributions..................................................47
        Section 7.07.        Sale of Assets.................................................47
        Section 7.08.        Investments....................................................47
        Section 7.09.        Financial Hedge Instruments....................................47
        Section 7.10.        Guaranties, Etc................................................47
        Section 7.11.        Transactions With Affiliates...................................48
        Section 7.12.        Modification; Etc..............................................48

ARTICLE VIII  FINANCIAL COVENANTS...........................................................48

        Section 8.01.        Interest Coverage..............................................48
        Section 8.02.        Liabilities to Worth Ratio.....................................48
        Section 8.03.        Net Worth......................................................48
        Section 8.04.        Maximum Cumulative Net Loss....................................48
        Section 8.05.        Maximum Prepayment Rate........................................49

                                      (ii)





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ARTICLE IX  EVENTS OF DEFAULT...............................................................49

        Section 9.01.        Events of Default..............................................49
        Section 9.02.        Remedies.......................................................51
        Section 9.03.        Application of Proceeds........................................53
        Section 9.04.        The Bank May Perform...........................................54

ARTICLE X  MISCELLANEOUS....................................................................54

        Section 10.01.       No Waiver: Cumulative Remedies.................................54
        Section 10.02.       Set-Off........................................................54
        Section 10.03.       Amendments.....................................................55
        Section 10.04.       Costs and Expenses.............................................55
        Section 10.05.       Indemnification................................................55
        Section 10.06.       The Borrowers Remain Liable....................................56
        Section 10.07.       No Waiver, Etc.................................................57
        Section 10.08.       The Bank's Duties..............................................57
        Section 10.09.       Continuing Security Interest: Transfer
                             of Notes.......................................................57

        Section 10.10.       Payments.......................................................57
        Section 10.11.       Binding Effect: Assignment:
                             Participation..................................................58

        Section 10.12.       Notices........................................................58
        Section 10.13.       Usury..........................................................58
        Section 10.14.       Table of Contents: Headings....................................58
        Section 10.15.       Severability...................................................59
        Section 10.16.       Counterparts...................................................59
        Section 10.17.       Integration....................................................59
        Section 10.18.       GOVERNING LAW..................................................59
        Section 10.19.       JURISDICTION: IMMUNITIES.......................................59
        Section 10.20.       WAIVER OF JURY TRIAL...........................................60

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                                      (iii)





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EXHIBITS

Exhibit A                    Nonconforming Mortgage Loan Underwriting
                             Standards

Exhibit B                    Closing Protection Letter
Exhibit 1.01(a)              Form of Residual Loan Borrowing Base

                             Certificate

Exhibit 1.01(b)              Lenders Model Amount Certificate
Exhibit 1.01(d)              Warehouse Loan Borrowing Base Certificate
Exhibit 1.01(e)              Transmittal Letter
Exhibit 2.01(b)              Form of Additional Residual Loan Proposal
Exhibit 2.01(c)              Form of Residual Loan Request
Exhibit 2.01(d)              Amortization Schedule
Exhibit 2.01(e)              Residual Note
Exhibit 2.02(b)              Bridge Loan Request
Exhibit 2.02(d)              Bridge Loan Note
Exhibit 2.03(b)              Warehouse Loan Request
Exhibit 2.03(d)              Warehouse Loan Note
Exhibit 2.05                 Interest Provisions
Exhibit 4.01(8)              Form of Opinion of Counsel to Obligors
Exhibit 4.01(12)             Form of Notification of Assignment and
                             Security Interest

Exhibit 5.17                 Places of Business; Obligors' Names
Exhibit 6.08(2)              Covenant Compliance Certificate

SCHEDULES

Schedule 5.05         Material Liabilities
Schedule 5.06         Liens and Indebtedness
Schedule 5.09         Shareholders and Subsidiaries
Schedule 5.14         Partnerships
Schedule 5.16         Management

                                      (iv)





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                           LOAN AND SECURITY AGREEMENT

        LOAN AND  SECURITY  AGREEMENT  dated as of  December  31, 1996 among IMC
MORTGAGE  COMPANY  (the  "PARENT"),   INDUSTRY  MORTGAGE  COMPANY,  L.P.  (  the
"BORROWER"), and THE FIRST NATIONAL BANK OF BOSTON (the "BANK").

                                   BACKGROUND

        The Obligors engage in the business of originating, purchasing, selling and servicing Mortgage Loans. It is intended that the Borrower may merge with and into the Parent. The Parent and the Borrower have requested that the Bank provide to the Parent and the Borrower loans in an aggregate principal amount not to exceed TWENTY-FIVE MILLION DOLLARS ($25,000,000). The Bank has agreed to provide the Loans, subject to the terms and conditions of this Agreement.

        NOW, THEREFORE, in consideration of the mutual promises and undertakings herein, the parties, intending to be legally bound, agree as follows:

                   ARTICLE I DEFINITIONS AND ACCOUNTING TERMS

        Section 1.01. Definitions. As used in this Agreement, the following terms have the following meanings (terms defined in the singular are to have a correlative meaning when used in the plural and vice versa):

        "Additional Residual Loan Borrowing Base Amount" means the Adjusted Residual Borrowing Base Amount with respect to the New Residual Loan Collateral as calculated by the Bank pursuant to Section 2.01(b).

        "Additional Residual Loan Proposal" has the meaning specified in Section 2.01(b).

        "Adjusted Residual Borrowing Base Amount" means, as of each date of determination, the lesser of (i) 85% of the Lender's Model Amount of Eligible Securitization Receivables or (ii) 65% of the Book Value of Eligible Securitization Receivables. The Adjusted Residual Borrowing Base Amount shall be determined monthly as part of the Residual Loan Borrowing Base Certificate delivered to the Bank pursuant to ss.6.08(17). The Bank shall have the right to determine the Adjusted Residual Borrowing Base Amount at any time. If the result of the Bank's determination of the Adjusted Residual Borrowing Base Amount differs from the Borrower's determination of the Adjusted Residual Borrowing Base Amount, then the Bank's determination shall be the Adjusted Residual Borrowing Base Amount.

        "Affiliate" means, with respect to any Obligor, any other Person: (1) which directly or indirectly controls, or is controlled by, or is under common control with any Obligor; (2) which directly

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or indirectly  beneficially  owns or holds fifteen percent or more of any equity or partnership interest of any Obligor; or (3) fifteen percent or more of the equity or partnership interest of which is directly or indirectly beneficially owned or held by any Obligor.

        "Affiliated Guarantor" means IMC Corporation of America, a Delaware corporation.

        "Agreement"  means  this  Loan  and  Security  Agreement,   as  amended,
supplemented or modified and in effect from time to time.

        "Amortization Schedule" means EXHIBIT 2.01(d) attached hereto, which Exhibit shall be replaced by the Bank on each Drawdown Date for Residual Loans occurring after the Closing Date by a revised amortization schedule prepared by the Bank.

        "Annualized Prepayment Rate" means with respect to any Securitization Transaction, the total amount of Mortgage Loans that are prepaid over a period of time as a percentage of the original fully-funded principal value of such Securitization Transaction at the beginning of such period, annualized pursuant to applicable industry standards.

        "Annualized Net Loss Rate" means with respect to any Securitization Transaction, the total losses over a period of time as a percentage of the original fully-funded principal value of such Securitization Transaction at the beginning of such period, annualized pursuant to applicable industry standards.

        "Approved Title Company" means those title insurance companies approved by the Bank in writing for handling Mortgage Loan closings and/or issuing qualifying title insurance covering a Mortgage Loan and which have provided the Bank with a Closing Protection Letter.

        "Bank" shall have the meaning set forth in the Preamble to this Agreement.

        "Bank's Special Counsel" shall mean Riemer & Braunstein.

        "Book Value" means, with respect to any assets included in the Adjusted Residual Loan Borrowing Base or the Warehouse Loan Borrowing Base, the amount at which such asset is carried on the balance sheet of the Parent or the Borrower, as applicable, in accordance with GAAP.

        "Borrower" is defined in the Preamble hereto.

        "Bridge Loan" is defined in Section 2.02(a).

        "Bridge  Loan  Borrowing   Base  Amount"  means,   as  of  the  date  of
determination,  an amount  equal to twenty  percent  (20%) of the  Parent's  Net
Worth.

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        "Bridge Loan Maturity Date" shall mean June 30, 1998.

        "Bridge Loan Note" has the meaning set forth in Section 2.02(d).

        "Bridge Loan Request" has the meaning set forth in Section 2.02(b).

        "Bridge Loan Sublimit" means as of each date of determination, the lesser of (a) Twenty Million Dollars ($20,000,000.00) or (b) (i) the Commitment less (ii) the aggregate outstanding amount of Warehouse Loans and Residual Loans.

        "Bridge Note Record" shall mean the schedule attached to the Bridge Loan Note, or the continuation of such schedule, or any other similar record, including computer records, maintained by the Bank with respect to any Bridge Loan referred to in the Bridge Loan Note.

        "Business Day" means any day on which commercial banks are not authorized or required to close in Massachusetts.

        "Capital Lease" means any lease which has been or should be capitalized on the books of the lessee in accordance with GAAP.

        "Cash Flow from Residual Loan Collateral" means all payments received by any Borrower in respect of Servicing Rights and Securitization Receivables.

        "Certificate of No Default" shall have the meaning specified in Section 6.08(4).

        "Closing Date" means the first date on which the conditions set forth in SS.4.01 and SS.4.02 have been satisfied and any Loans are to be made.

        "Closing Protection Letter" means a letter substantially in the form of EXHIBIT B hereto or such other form which is reasonably satisfactory to the Bank from an Approved Title Company and which contains (a) an acknowledgment of the interests of the Bank in, and (b) an agreement providing the Bank with the benefits of, all Closing Protection Rights of the Parent or the Borrower, as applicable, from such Person with respect to the subject Mortgage Loan(s).

        "Closing Protection Rights" means (a) any and all rights of the Parent or the Borrower to or under a letter (including any Closing Protection Letter) issued by a title insurance company to the Parent or the Borrower assuming liability for certain acts or failure to act on behalf of a named closing escrow agent, approved attorney or similar Person in connection with the closing of a Mortgage Loan transaction, (b) any and all rights of the Parent or the Borrower to or under a bond, insurance or trust fund

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established to protect a mortgage lender against a loss or damage resulting from certain acts or failure to act of a closing escrow agent, approved attorney, title insurance company or similar Person, and (c) any other right or claim that the Parent or the Borrower may have against any Person for any loss or damage resulting from such Person's acts or failure to act in connection with the closing of a Mortgage Loan and the delivery of the related Mortgage Documents to the Bank, to the Parent or to the Borrower or the return to the Bank of the proceeds of any Loan made to fund a Mortgage Loan which did not close.

        "Code" means the Internal Revenue Code of 1986, as amended from time to time.

        "Collateral" means, collectively, the Residual Loan Collateral, the Warehouse Collateral, and any collateral granted for the Bridge Loans pursuant to Section 3.03.

        "Commitment" means the commitment of the Bank to make Loans hereunder up to the maximum principal amount of Twenty Five Million Dollars ($25,000,000.00), as the same may be reduced from time to time pursuant to the provisions of Sections 2.04 or 9.02(B) hereof; or if such commitment is terminated pursuant to the provisions hereof, zero.

        "Compliance Certificate" is defined in Section 6.08(2).

        "Consolidated", with reference to any term defined herein, shall mean that term as applied to the accounts of the Parent and its Subsidiaries (including, without limitation, the Borrower and Affiliated Guarantor), consolidated in accordance with GAAP.

        "Control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract, or otherwise.

        "Convert" or "Conversion" has the meaning set forth in EXHIBIT 2.05 hereto.

        "Cumulative Net Loss Rate" means with respect to any Securitization Transaction, the total losses over the life of the Securitization Transaction to date as a percentage of the original fully funded principal value of such Securitization Transaction.

        "Debt" means (1) indebtedness or liability for borrowed money; (2) obligations evidenced by bonds, debentures, notes, or other similar instruments;
(3) obligations for the deferred purchase price of property or services (including trade obligations); (4) obligations as lessee under Capital Leases;
(5) current liabilities in respect of unfunded vested benefits under Plans covered by ERISA; (6) obligations under letters of credit; (7) obligations under acceptance facilities; and (8) all guaranties, endorsements

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(other than for collection or deposit in the ordinary  course of business),  and other contingent obligations to purchase, to provide funds for payment, to supply funds to invest in any Person or entity, or otherwise to assure a creditor against loss; and (9) obligations secured by any Liens, whether or not the obligations have been assumed.

        "Default" means any event which with the giving of notice or lapse of time, or both, would become an Event of Default.

        "Default Rate" means a rate per annum equal to the rate which would otherwise be applicable to such Loan hereunder plus two percent (2%).

        "Delinquent Loan" shall mean a Mortgage Loan as to which payments are current or the borrower thereunder has failed to make the required payments of principal and/or interest as and when due (inclusive of any grace period provided for in the Mortgage Note) for a period not in excess of ninety (90) days, and which does not constitute, or has not become, a Foreclosure Loan.

        "Dollars" and the sign "$" mean lawful money of the United States of America.

        "Distribution" means the declaration or payment of any dividend on or in respect of any shares of any class of capital stock or partnership interests of any Obligor; the purchase, redemption, or other retirement of any shares of any class of capital stock or partnership interests of any Obligor, directly or indirectly by such Obligor through a Subsidiary or Affiliate of the Obligor or otherwise; the return of capital by any Obligor to its shareholders or partners as such; any other distribution on or in respect of any shares of any class of capital stock or partnership interests of any Obligor; or any other advance, draw, or other transfers of cash or other assets (including, without limitation, payment of management fees) to the shareholders or partners of any Obligor.

        "Drawdown Date" means the date on which any Loan is made or is to be made.

        "EBIT" means, for any fiscal period, an amount equal to the sum of (a) the Consolidated Net Income (or Loss) of the Parent and its Subsidiaries during such period, plus (b)(i) all taxes included as an expense of the Parent and its Subsidiaries in the determination of Consolidated Net Income (or Loss) and (ii) Interest Expense included as an expense of the Parent and its Subsidiaries in the determination of Consolidated Net Income (or Loss).

        "Eligible Securitization Receivable" means a Securitization Receivable which meets each of the following criteria:

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               (1) All Mortgage Loans relating to the Securitization Transaction shall have been delivered to the Trustee, and other actions required to be undertaken by the Borrower shall have been performed, in accordance
        with  the  terms  of  the  agreements   evidencing  the   Securitization
        Transaction, and the related Securitization Transaction shall have been fully funded; and

               (2) It is effectively pledged to the Bank and in respect of which the Bank has a first priority perfected Lien, not subject to any other Liens or claims of any kind; and

               (3) The related Securitization Transaction is satisfactory to the Bank, in its discretion; and

               (4) No default or event of default exists under the terms of the related Securitization Contract; and

               (5) No offset, contra, defense, or claim exists against the amounts due to the Borrower thereunder or under the related Securitization Transaction and the rights of the Borrower thereunder or under the related Securitization Transaction are not otherwise disputed; and

               (6) It otherwise complies with all requirements of this Agreement for the inclusion of such Securitization Receivable in the Adjusted Residual Loan Borrowing Base.

        "Environmental   Discharge"  means  any  discharge  or  release  of  any
Hazardous Materials in violation of any applicable Environmental Law.

        "Environmental Law" means any Law relating to pollution or the environment, including, without limitation, Laws relating to noise or to emissions, discharges, releases or threatened releases of Hazardous Materials into the workplace, the community or the environment, or otherwise relating to the generation, manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials.

        "Environmental  Notice" means any written  communication from any Person
(1) affecting or relating to any Obligor's noncompliance with any Environmental Law in connection with any activity or operations at any time conducted by such Obligor, (2) relating to the occurrence or presence of or exposure to or possible or threatened or alleged occurrence or presence of or exposure to Environmental Discharges or Hazardous Materials at any of the locations or facilities of any of the Obligors, including, without limitation (a) the existence of any contamination or possible or threatened contamination at any such location or facility and (b) remediation of any Environmental Discharge or Hazardous Materials at any such location or facility or any part thereof, and
(3) any violation or alleged violation of any relevant Environmental Law.

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        "ERISA" means the Employee  Retirement  Income  Security Act of 1974, as
amended from time to time. including any rules and regulation promulgated thereunder.

        "ERISA Affiliate" means any corporation or trade or business which is a member of the same controlled group of corporations (within the meaning of Section 414(b) of the Code) as the Obligors or is under common control (within the meaning of Section 414(c) of the Code) with the Obligors.

        "Event of Default" has the meaning specified in Section 9.01.

        "FHA" means the Federal Housing Administration and its successors.

        "FHLMC" means the Federal Home Loan Mortgage Corporation.

        "FNMA"  means  the  Federal  National   Mortgage   Association  and  its
successors.

        "Foreclosure Loan" means a Mortgage Loan as to which the Parent or the Borrower has commenced, and is diligently prosecuting, foreclosure proceedings or such other judicial or non-judicial process or action so as to liquidate the property securing the subject Mortgage Loan.

        "GAAP" means principles that are (i) consistent with the principles promulgated or adopted by the Financial Accounting Standards Board and its predecessors, as in effect from time to time and (ii) consistently applied with past financial statements of the Parent and its Subsidiaries adopting the same principles; provided that in each case referred to in this definition of "GAAP" a certified public accountant would, insofar as the use of such accounting principles is pertinent, be in a position to deliver an unqualified opinion (other than a qualification regarding changes in GAAP) as to financial statements in which such principles have been properly applied.

        "Good Faith Contest" means the contest of an item if, in the Bank's sole determination: (1) the item is diligently contested in good faith by appropriate proceedings timely instituted; (2) adequate reserves are established on the books of the appropriate Person with respect to the contested item; (3) during the period of such contest, the enforcement of any contested item is effectively stayed and no Lien has arisen, been filed, or otherwise exists against any assets of such Person on account of such item; and (4) the failure to pay or comply with the contested item could not result in a Material Adverse Change.

        "Governmental Approvals" means any authorization, consent, approval, license, permit, certification, or exemption of, registration or filing with or report or notice to, any Governmental Authority.

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        "Governmental  Authority"  means any nation or government,  any state or other political subdivision thereof, and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

        "Guarantors" means, (i) as to the Parent's Obligations, the Borrower and the Affiliated Guarantor, and (ii) as to the Borrower's Obligations, the Parent and the Affiliated Guarantor.

        "Hazardous Materials" means any pollutant, effluents, emissions, contaminants, toxic or hazardous wastes or substances, as any of those terms are defined from time to time in or for the purposes of any relevant Environmental Law, including, without limitation, asbestos fibers and friable asbestos, polychlorinated biphenyls, and any petroleum or hydrocarbon-based products or derivatives.

        "Initial Loan" means the Loans made by the Bank to the Parent and/or the Borrower on the Closing Date.

        "Interest Expense" means, as to any Person, for any period, the aggregate amount of interest, fees, charges and expenses, however characterized, payable during such period on its Debt, including, without limitation, all such interest, fees, charges and expenses paid or accrued with respect to Debt under the Loan Documents, all as determined in accordance with GAAP.

        "Interest Rate" is defined in EXHIBIT 2.05.

        "Law" means any federal, state or local statute, law, rule, regulation, ordinance, order, code, policy or rule of common law, now or hereafter in effect, and in each case as amended, and any judicial or official administrative interpretation thereof by a Governmental Authority issued pursuant to statutory authority, including any judicial or administrative order, consent decree or judgment.

        "Lender's Model Amount" means the amount calculated at the end of each calendar quarter using the method of calculation of such amount reflected on the Lender's Model Amount Certificate attached hereto as EXHIBIT 1.01(b). The Bank shall have the right to calculate the Lender's Model Amount at any time. If the result of the Bank's calculation of the Lender's Model Amount differs from the result of the Borrower's calculation of the Lender's Model Amount, then the Bank's result shall be the Lender's Model Amount. The Bank shall have the right, in its discretion, but in the exercise of reasonable business judgment, at any time and from time to time, to revise the method of calculation (including prepayment, loss, and other assumptions) of the Lender's Model Amount.

        "Lien" means any mortgage, deed of trust, pledge, security interest, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), or preference, priority, or other security agreement or preferential arrangement, charge, or encumbrance of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of any financing statement under the Uniform Commercial Code or comparable law of any jurisdiction to evidence any of the foregoing).

        "Loans" means, individually and collectively, the Residual Loans, the Bridge Loans and the Warehouse Loans made or to be made by the Bank pursuant to Sections 2.01, 2.02 and 2.03, respectively.

        "Loan Documents" means this Agreement, the Notes, the UCC-1 financing statements delivered in connection with this Agreement, and all other documents, instruments and materials issued, executed and/or delivered by any of the Obligors in connection with any of the foregoing, each as modified, amended, supplemented or restated from time to time.

        "Material Adverse Change" means (1) a material adverse change in the status of the business, results of operations, condition (financial or otherwise), property or prospects of any of the Obligors, (2) any event or occurrence of whatever nature which could have a material adverse effect on any of the Obligors' ability to perform their obligations under the Loan Documents or (3) any material adverse change in the Collateral or any event or occurrence of whatever nature which could have a material adverse effect or result in an adverse change in the value, enforceability, collectability or the nature of the Collateral.

        "Mortgage" means a mortgage, deed of trust, security deed or similar lien encumbering residential real property securing a Mortgage Loan.

        "Mortgage Interest Rate" means the annual rate of interest accruing on a Mortgage Note.

        "Mortgage Loan" means a loan which is secured by a Mortgage.

        "Mortgage Note" means the note or other evidence of indebtedness evidencing the indebtedness of a mortgagor on a Mortgage Loan.

        "Multiemployer Plan" means a Plan defined as such in Section 3(37) of ERISA to which contributions have been made by the Obligors or any ERISA Affiliate and which is covered by Title IV of ERISA.

        "Net Income (or Loss)" means, as to any Person, for any period, the Consolidated net income (or deficit) of such Person, after deduction of all expenses, taxes, and other proper charges, and eliminating therefrom all extraordinary nonrecurring items of income, all as determined in accordance with GAAP.

        "Net Worth" means, as to any Person, the excess of (a) Total Assets over
(b) Total Liabilities, all as determined in accordance with GAAP.

        "New Residual Loan Collateral" has the meaning specified in Section 2.01(b).

        "Nonconforming Mortgage Loan" means a Mortgage Loan which does not meet FHA, VA, FNMA or FHLMC underwriting standards but has been underwritten by the Parent or the Borrower in accordance with the underwriting standards set forth in EXHIBIT A annexed hereto.

        "Notes" means collectively, the Residual Note, the Bridge Loan Note and the Warehouse Note.

        "Obligations" means each and every obligation, covenant and agreement of any of the Obligors now or hereafter existing contained in this Agreement and any of the other Loan Documents, whether for principal, interest, fees, expenses, indemnities or otherwise, and any amendments or supplements thereto, extensions or renewals thereof or replacements therefor, in each case whether direct or indirect, joint or several, absolute or contingent, liquidated or unliquidated, now or hereafter existing, renewed or restructured, whether or not from time to time decreased or extinguished and later increased, created or incurred, and including all indebtedness of the Obligors under any instrument now or hereafter evidencing or securing any of the foregoing.

        Obligors.  means  collectively,   the  Parent,  the  Borrower,  and  the
Affiliated Guarantor.

        "Operating   Account"  means  the  account   (Account  No.   __________)
maintained in the Borrower's name at the offices of the Bank, 100 Federal Street, Boston, Massachusetts 02110.

        "Outstanding Loans" means, as of the date of determination, the aggregate principal amount of all outstanding Loans.

        "Parent" is defined in the Preamble hereto.

        "PBGC" means the Pension Benefit Guaranty Corporation and any entity succeeding to any or all of its functions under ERISA.

        "Permitted Liens" has the meaning specified in Section 7.01.

        "Person" means an individual, partnership,  corporation, business trust,
joint  stock  company,  trust,   unincorporated   association,   joint  venture,
Governmental Authority or other entity of whatever nature.

        "Plan"  means  any  employee   benefit  or  other  plan  established  or
maintained, or to which contributions have been made, by any

Obligor or any ERISA Affiliate and which is covered by Title IV of ERISA or to which Section 412 of the Code applies.

        "Prohibited Transaction" means any transaction set forth in Section 406 of ERISA or Section 4975 of the Code.

        "Qualified Mortgage Collateral" means a Nonconforming Mortgage Loan satisfying the following requirements:

               A. The following documents have been delivered to the Bank (or a custodian designated by the Bank):

                      (i) A  data-processing  print-out  reflecting the Mortgage
               Loan's loan number, mortgagor, date originated, original amount, outstanding principal balance, interest rate, grade of loan, and type of loan (according to loan codes provided by the Parent or the Borrower to the Bank).

                      (ii) A Transmittal Letter that, among other things, identifies the documents being delivered to the Bank.

                      (iii) The original  Mortgage  Note,  properly  payable (or endorsed without restriction) to the order of the Parent or the Borrower and endorsed in blank by the Parent or the Borrower, as applicable.

                      (iv) A true and certified copy of the Mortgage recorded in the jurisdiction in which the property is located.

                      (v) An executed assignment from the Parent or the Borrower, as applicable, in recordable form of the Mortgage securing the Mortgage Note. All prior and interim assignments of the Mortgage shall have been duly recorded if, in the opinion of the Bank, local requirements require recordation. If a recorded assignment is required but not yet available, the Parent or the Borrower, as applicable, shall instead deliver a copy of each such assignment and either a certificate of an officer of the Parent or the Borrower certifying that such copy is a true copy and that such assignment has been duly recorded or delivered for recordation or evidence of a recorder's receipt.

                      (vi) A mortgagee title insurance  policy insuring that the
               Mortgage is a valid first or second lien on the real estate and being otherwise acceptable to the Bank in its discretion as to insurer, form and content.

                      (vii) Any and all other files, documents, instruments, certificates, correspondence, records or other Related Assets that are requested by or on behalf of the Bank.

               B. Such Mortgage Loan is a binding and valid obligation of the obligor thereon, in full force and effect and enforceable in accordance with its terms.

               C. Such Mortgage Loan is free of any counterclaims, offsets and defenses and from any rescission, cancellation or avoidance, and all right thereof, whether by operation of law or otherwise.

               D. Such Mortgage Loan is in all respects as required by and in accordance with all applicable state, federal and local laws and regulations governing the same, including, without limitation, Fair Credit Reporting Act and Regulations, the Federal Truth-in-Lending Act and Regulation Z, the Federal Equal Credit Opportunity Act and Regulation B, the Federal Real Estate Settlement Procedures Act and Regulation X, the Federal Debt Collection Practices Act and any federal or state usury laws and regulations. All disclosures required by law, federal, state or local, were properly made by the Parent or the Borrower, as applicable, prior to the closing of the Mortgage Loan.

               E. All advance payments and other deposits on such Mortgage Loan have been paid in cash, and no part of such sums has been loaned, directly or indirectly, by the Parent or the Borrower to the obligor thereon.

               F. At all times such Mortgage Loan will be owned by the Parent or the Borrower free and clear of all liens, encumbrances, charges, rights and interests of any kind, except pursuant to this Agreement, and the Bank shall have a first priority perfected security interest in such Mortgage Loan.

               G. Such Mortgage Loan is genuine, in all respects as appearing on its face or as represented in the books and records of the Parent or the Borrower, and all information set forth therein is true and correct, and the proceeds of such Mortgage Loan have been fully disbursed.

               H. The property covered by such Mortgage Loan is insured against loss or damage by fire and all other hazards normally included within standard extended coverage in accordance with the provisions of such Mortgage Loan with the Parent or the Borrower named as loss payee thereon, and the Parent or the Borrower has furnished a letter of certification to the Bank (to be renewed annually) indicating that fire and hazard insurance will be held on behalf of the Bank for each Mortgage Loan.

               I. The property covered by such Mortgage Loan is free and clear of all liens except in favor of the Parent or the Borrower (which has assigned any and all such liens to the Bank), and (A) the lien of current real property taxes and assessments not yet due and payable; (B) covenants, conditions and restrictions, rights of way, easements and other matters of the public record, as of the date of recording, acceptable to mortgage lending institutions generally and specifically referred to in a lender's title insurance policy delivered to the Parent or the Borrower and (x) referred to or otherwise considered in the appraisal made for the Parent or the Borrower or (y) which do not materially adversely affect the appraised value of such property as set forth in such appraisal; (C) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by such Mortgage Loan or the use, enjoyment, value or marketability of the related property; and (D) a first mortgage on the property on terms and conditions acceptable to the Bank.

               J. Such Mortgage Loan was originated or purchased by the Parent, the Guarantor or the Borrower and is currently held by the Borrower or the Parent.

               K. There is no agreement with the mortgagor regarding any variation of the interest rate and schedules of payment (except as described in the Mortgage Note and Mortgage or as otherwise approved by the Bank in its discretion) or other terms and conditions of the Mortgage Loan, no mortgagor has been released from liability on the Mortgage Note, and no property has been released from the Mortgage. If the Mortgage Loan is a variable rate loan, the Parent or the Borrower, as applicable, represents and warrants as of each Drawdown Date that all applicable notices required by law or regulation have been provided to the mortgagor and that the right to future changes in the interest rate and payment schedules has not been waived by the Parent or the Borrower or any previous holder of the Mortgage Loan.

               L. The subject property is free of material damage and waste and is in average repair and there is no proceeding pending or threatened for the total or partial condemnation of the subject property, and the subject property is free and clear of all Hazardous Materials.

               M. The Parent and the Borrower have no knowledge of any fact as to any Mortgage Loan which they have failed to disclose which would materially and adversely affect the value or marketability of such Mortgage Loan.

               N. The Parent and the Borrower have no knowledge of any impediments to title that adversely affect the value, enjoyment or marketability of the subject property.

               O. All taxes, filing fees and similar fees assessed by any state or local authority in connection with the execution, delivery or recording of the Mortgage have been paid.

               P. For each Foreclosure Loan, an appraisal has been obtained by the Parent or the Borrower as of a date which is no later than ninety
        (90) days prior to the date of the Transmittal Letter and such appraisal satisfies all appraisal requirements specified in 12 CFR 34.1 through
        34.47 and requirements of other bank regulatory agencies.

               Q. Each Mortgage Loan is either a Delinquent Loan or a Foreclosure Loan.

               R. Such Mortgage Loan is otherwise satisfactory to the Bank.

        "Related Assets" means any and all documents, instruments, collateral agreements and assignments and endorsements for all documents, instruments and collateral agreements, referred to in the Mortgage Notes and/or Mortgages or related thereto, including, without limitation, current insurance policies (flood insurance, if applicable; hazard insurance; title insurance and other applicable insurance policies) covering the subject property or relating to the Mortgage Notes and all files, books, papers, ledger cards, reports and records, including, without limitation, loan applications, mortgagor financial statements, credit reports and appraisals, relating to the Mortgage Loans. In all cases, the Related Assets shall be the original documents.

        "Reportable Event" has the meaning given to such term in SS.4043(b) of ERISA and any regulations issued thereunder.

        "Required Securitization Information" means with respect to any Securitization Transaction the private placement memorandum or prospectus (which shall include, without limitation, the pooling and servicing agreement and the insurance and indemnity agreement and related documents), the Servicer Reports to date, the original Book Value, the current Book Value and information regarding loans funded through any pre-funding account.

        "Residual Loans" means Loans made by the Bank to the Borrower pursuant to Section 2.01(a) hereof.

        "Residual Loan Borrowing Base Certificate" means a certificate in the form of EXHIBIT 1.01(A) hereto, properly completed, executed and delivered to the Bank pursuant to Section 6.08(17).

        "Residual Loan Collateral" has the meaning specified in Section 3.01.

        "Residual Loan Collateral Account" means demand deposit account number _______________ established by the Borrower with the Bank for collection of the Cash Flow from the Residual Loan Collateral (other than cash flow from Servicing Rights) and into which the Borrower has instructed all relevant parties to deposit all Cash Flow from Residual Loan Collateral (other than cash flow from Servicing Rights) and for the payment to Bank, by automatic debit, of interest, fees and any other amounts payable from time to time hereunder.

        "Residual Loan Maturity Date" means December 31, 2000.

        "Residual Loan Request" has the meaning set forth in Section 2.01(c).

        "Residual Loan Sublimit" means, as of each date of determination, (a) the Commitment less (b) the aggregate outstanding amount of Bridge Loans and Warehouse Loans.

        "Residual Note" has the meaning set forth in Section 2.01(e).

        "Residual Note Record" shall mean the schedule attached to the Residual Note, or the continuation of such schedule, or any other similar record, including computer records, maintained by the Bank with respect to any Residual Loan referred to in the Residual Note.

        "Securitization Transaction" means any transaction, however named, between the Borrower and any one or more purchasers and/or investors which provides for the monetization of a discrete pool of Mortgage Loans and/or Mortgage Notes through debt securities or ownership interests issued by a special purpose vehicle supported or backed by Mortgage Loans and/or Mortgage Notes that have been transferred to the special purpose vehicle by the Borrower.

        "Securitization Receivable" means all rights of the Borrower to receive payments (including, without limitation, assets classified as residual strips, certificates, or interest only strips on the Borrower's financial statements) under a Securitization Transaction but excluding rights to receive payments in respect of Servicing Fees.

        "Servicer  Report"  means the  monthly  report  prepared,  executed  and
delivered  to  the  Borrower  by  the  Trustee   pursuant  to  the  terms  of  a
Securitization Transaction.

        "Servicer" means a Person who monitors the underlying Mortgage Loans and/or Mortgage Notes of a Securitization Transaction, collects the cash flow of such Mortgage Loans and Mortgage Notes and remits the cash flow to the Trustee pursuant to the terms of the applicable Securitization Transaction.

        "Servicing Fees" means all payments arising out of, related to, or created in connection with a Person's duties and obligations as a Servicer pursuant to the terms of a Securitization Transaction.

        "Servicing Rights" means all of any Borrower's rights to payment arising out of, related to, or created in connection with its role as Servicer under any of the Securitization Transactions or in connection with its performance of a similar role with respect to any other transaction or arrangement.

        "Subsidiary" means, as to any Person, a corporation of which shares of stock having ordinary voting power (other than stock having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation are at the time owned, or the management of which is otherwise controlled, directly, or indirectly through one or more intermediaries, or both, by such Person.

        "Total Assets" means, as to any Person, all assets of such Person and its Subsidiaries on a Consolidated basis that should in accordance with GAAP, be classified as assets on the balance sheet of such Person and its Subsidiaries.

        "Total Liabilities" means, as to any Person, all liabilities of such Person on a Consolidated basis that should in accordance with GAAP, be classified as liabilities on the balance sheet of such Person and its Subsidiaries.

        "Transmittal Letter" means a letter from the Borrower to the Bank substantially in the form of EXHIBIT 1.01(e) hereto.

        "Trigger" has the meaning set forth in Section 2.01(d)(iv).

        "Trustee" means the trustee under the trust established for the benefit of the purchasers under a Securitization Transaction.

        "Type" has the meaning set forth in EXHIBIT 2.05 hereto.

        "UCC" or "Uniform Commercial Code" means the Uniform Commercial Code as in effect in Massachusetts.

        "VA" means the Veterans Administration and its successors.

        "Warehouse Facility" means those certain credit and financing facilities obtained by the Parent, the Guarantor and the Borrower from time to time to fund the acquisition and origination of Mortgage Loans, as same are amended, modified, supplemented and in effect from time to time.

        "Warehouse Collateral" means all property, and all proceeds thereof, from time to time subject to the security interests created hereby securing the Warehouse Loans made to the Parent and the Borrower hereunder, including, without limitation, the following:

               (a) All Mortgage Loans, Mortgage Notes, Mortgages and other Warehouse Collateral Documents, including Qualified Mortgage Collateral, deposited with or possessed by or for the account of the Bank hereunder, or held for delivery by a third party to the Bank hereunder, or delivered by the Bank to the Parent, the Borrower or a purchaser for purposes of correction or sale, and all proceeds thereof;

               (b) All payments and prepayments of principal, interest and other income due or to become due on all Mortgage Loans, and all proceeds therefrom, and the benefits and proceeds and all the right, title and interest of every nature whatsoever of the Parent or the Borrower in and to such property including, without limitation, the following:

                      (i) All rights, liens and security interests existing with respect to, or as security for, all

               Mortgage Loans;

                      (ii)  All  hazard  insurance  policies,   title  insurance
               policies and condemnation proceeds with respect to any Mortgage Notes and with respect to property securing any Mortgage Loans;

                      (iii) All private  mortgage  insurance and all commitments issued by the FHA or VA to insure or guarantee any Mortgage Loans included in the pledged Mortgage Loans; and

                      (iv) All prepayment premiums and late payment charges;

                      (c) All  right,  title and  interest  of the Parent or the
        Borrower in and to all documents, instruments, files, surveys, certificates, correspondence, appraisals, computer programs, tapes, discs, cards, accounting records (including all information, records, tapes, data, programs, discs and cards necessary or helpful in the administration or servicing of the foregoing Warehouse Collateral) and other information and data of the Parent or the Borrower relating to the foregoing Warehouse Collateral;

               (d)    The Operating Account;

               (e)    All Closing Protection Rights;

               (f)    All other Related Assets;

               (g) All now existing or hereafter acquired cash delivered to or otherwise in the possession of the Parent, the Borrower or their agents, bailees or custodians or designated on the books and records of the Parent or the Borrower as assigned and pledged to the Parent or the Borrower;

               (h) Any and all instruments, documents and other property of every kind or description, of or in the name of the Parent or the Borrower, now or hereafter for any reason or purpose whatsoever, in the possession or control of, or in transit to, the Bank;

               (i)  Any  and  all  general   intangibles  of  every  description
        (including, without limitation, any and all hedge contracts) which in any way related to any Warehouse Collateral;

               (j) All cash and non-cash proceeds of the foregoing Warehouse Collateral, including all dividends, distributions and other rights in connection with, and all additions to, modifications of and replacements for, the foregoing Warehouse Collateral, and all products and proceeds of the foregoing Warehouse Collateral, together with whatever is receivable or received when the foregoing Warehouse Collateral or proceeds thereof are sold, collected, exchanged or otherwise disposed of, whether such disposition is voluntary or involuntary, including, without limitation, all rights to payment with respect to any cause of action affecting or relating to the foregoing Warehouse Collateral or proceeds thereof.

        "Warehouse Collateral Documents" means those documents required to be delivered to the Bank in order for Mortgage Loans to be deemed Qualified Mortgage Collateral.

        "Warehouse Collateral Value" means, with respect to Qualified Mortgage Collateral, an amount equal to the aggregate of the following:

        (1) eighty five percent (85%) of the aggregate unpaid principal balance of all Delinquent Loans which are Qualified Mortgage Collateral,

                             Plus

        (2) eighty five percent (85%) of the lesser of (A) or (B) below for each Foreclosure Loan which is Qualified Mortgage Collateral:

               (A)  seventy   percent  (70%)  of  the  appraised  value  of  the
               collateral for the Foreclosure Loan being foreclosed or otherwise liquidated, or

               (B) the unpaid principal balance of such Foreclosure Loan.

        "Warehouse Loan" is defined is Section 2.03(a).

        "Warehouse Loan Borrowing Base" means the aggregate Warehouse Collateral Value of such Qualified Mortgage Collateral as shall have been accepted for inclusion in the Warehouse Loan Borrowing

Base; provided, however, that, for purposes of determining the Warehouse Loan Borrowing Base, (a) any Mortgage Loan which ceases to be Qualified Mortgage Collateral shall have a Warehouse Collateral Value of zero, and (b) no Mortgage Loan shall constitute Qualified Mortgage Collateral for a period in excess of one hundred and eighty (180) days. The Parent and/or the Borrower may, from time to time, transmit to the Bank Warehouse Collateral Documents together with a Transmittal Letter, in duplicate, in the form of EXHIBIT 1.01(e) hereto. If the Bank, in its discretion, determines that such Warehouse Collateral Documents and the related Mortgage Loans meet the requirements of this Agreement and that such Mortgage Loans are Qualified Mortgage Collateral, the Warehouse Collateral Value of such Qualified Mortgage Collateral shall be included in the Warehouse Loan Borrowing Base, until such time as such Qualified Mortgage Collateral ceases to be such. In addition, the Bank reserves the right, in its sole discretion, at any time, to exclude Mortgage Loans from the Warehouse Borrowing Base, whether or not the Warehouse Collateral Documents have been delivered and whether or not such Mortgage Loans otherwise constitute Qualified Mortgage Collateral.

        "Warehouse Loan Borrowing Base Certificate" means a certificate in the form of EXHIBIT 1.01(d) hereto, properly completed, executed and delivered to the Bank.

        "Warehouse Loan Maturity Date" means June 30, 1998.

        "Warehouse Loan Request" has the meaning set forth in Section 2.03(b).

        "Warehouse Loan Sublimit" means, as of each date of determination, the lesser of (a) Five Million Dollars ($5,000,000.00) or (b) (i) the Commitment less (ii) the aggregate outstanding amount of Bridge Loans and Residual Loans.

        "Warehouse Note Record" shall mean the schedule attached to the Warehouse Note, or the continuation of such schedule, or any other similar record, including computer records, maintained by the Bank with respect to any Warehouse Loan referred to in the Warehouse Note.

        Section 1.02. Accounting Terms. All accounting terms not specifically defined herein shall be construed in accordance with GAAP, and all financial data required to be delivered hereunder shall be prepared in accordance with GAAP, consistently applied.

        Section 1.03. Computation of Time Periods. Except as otherwise provided in this Agreement, in the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including" and words "to" and "until" each means "to but excluding".

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



        Section 1.04. Rules of Construction. When used in this Agreement: (1) a reference to time shall be the time in Boston, Massachusetts; (2) a reference to an agreement, instrument or document shall include such agreement, instrument or document as the same may be amended, modified or supplemented from time to time in accordance with its terms and as permitted by the Loan Documents; (3) a reference to a day shall be a calendar day unless Business Day is specified.

                              ARTICLE II THE LOANS

SUBPART A - THE LOANS.

        Section 2.01.        Residual Loans.

        (a) Residual Loans. Subject to the terms and conditions of this Agreement, the Bank agrees to lend to the Borrower, and the Borrower may borrow, on or prior to December 31, 1997, upon notice given in accordance with Section 2.01(c), such sums as are requested by the Borrower (each, a "RESIDUAL LOAN"), provided that (i) the outstanding amount of the Residual Loans (after giving effect to all amounts requested pursuant hereto) shall not at any time exceed the lesser of (x) the Adjusted Residual Borrowing Base Amount and (y) the Residual Loan Sublimit and (ii) each Residual Loan requested shall not exceed the Additional Residual Loan Borrowing Base Amount. Each request for a Residual Loan hereunder shall constitute a representation and warranty by the Borrowers that the conditions set forth in Sections 4.01 and 4.02, in the case of the Initial Loan, and Section 4.02 in the case of all other Loans, have been satisfied on the date of such request.

        (b) Proposal for Residual Loans. From time to time, but not more often then once each calendar quarter, the Borrowers may deliver to the Bank a written proposal in the form of EXHIBIT 2.01(b) hereto (each, an "ADDITIONAL RESIDUAL LOAN PROPOSAL") specifying the additional collateral proposed to be furnished the Bank for Residual Loans (the "NEW RESIDUAL LOAN COLLATERAL"). No Additional Residual Loan Proposal may be submitted by the Borrower to the Bank unless the Additional Residual Loan Borrowing Base Amount resulting from the inclusion of the New Residual Loan Collateral is at least $2,500,000. Each such Additional Residual Loan Proposal shall be accompanied by the Required Securitization Information. Within fourteen (14) Business Days after receipt of an Additional Residual Loan Proposal, the Bank shall determine the Additional Residual Loan Borrowing Base Amount and prepare a proposed revised Amortization Schedule (in accordance with the methodology used by the Bank in preparing the existing Amortization Schedule) and forward the same to the Borrower.

        (c) Residual Loan Request. Within five (5) Business Days after the receipt by the Borrower of the Additional Residual Loan Borrowing Base Amount and the revised Amortization Schedule with respect to any Additional Residual Loan Proposal, and subject to

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



the provisions of EXHIBIT 2.05, the Borrower may give to the Bank written notice in the form of EXHIBIT 2.01(c) hereto (or telephonic notice confirmed in a writing in the form of EXHIBIT 2.01(c) hereto) of a request for a Residual Loan hereunder (a "RESIDUAL LOAN REQUEST") which request shall be received not later than 11:00 a.m. (Boston time) on the Business Day prior to the proposed Drawdown Date of any Residual Loan. Each such request shall specify (A) the principal amount of the Residual Loan requested (each of which Residual Loan Request shall be in a minimum amount of $2,500,000), (B) the proposed Drawdown Date of such Residual Loan. The Bank shall not be obligated to make Residual Loans more often than once in each calendar quarter. Each Residual Loan Request shall be irrevocable and binding on the Borrower and shall obligate the Borrower to accept the Residual Loan requested from the Bank on the Drawdown Date. On the Drawdown Date of each such Residual Loan, the revised Amortization Schedule prepared by the Bank shall be substituted for the existing Amortization Schedule. In the event that the Borrower does not request the Bank to make a Residual Loan during the aforesaid five (5) Business Day period, the Borrower shall be deemed to have waived any right, and shall not be entitled, to request a Residual Loan based upon the subject Additional Residual Loan Proposal submitted to the Bank.

        (d) Repayment of Residual Loans. (i) The Borrower shall pay to the Bank the principal balance of the Residual Loans in thirty-six (36) consecutive monthly installments, such installments to be due and payable on the last day of each calendar month commencing as of the last day of the next proceeding month from the Drawdown Date thereof. The monthly installments prior to the Residual Loan Maturity Date shall each be in the amounts set forth on EXHIBIT 2.01(d) attached hereto (as the same may be replaced from time to time pursuant to Section 2.01(b), the "AMORTIZATION SCHEDULE") to be agreed to between the Borrower and the Bank based on the anticipated cash flow to the Borrower under each Securitization Transaction. In any event, on the Residual Loan Maturity Date, the Borrower shall pay in full the outstanding Residual Loans, plus all accrued, unpaid interest thereon and any other amounts due hereunder or the other Loan Documents with respect thereto.

               (ii) In addition to the amounts otherwise required to be paid under this Section 2.01(d), in the event that the outstanding principal balance of all Residual Loans at any time exceeds the lesser of (x) the Adjusted Residual Borrowing Base Amount and (y) the Residual Loan Sublimit, or in the event that any Residual Loan exceeds the Additional Residual Loan Borrowing Base Amount for such Loan, the Borrower shall immediately make a prepayment on the outstanding Residual Loans in an amount necessary to eliminate such excess.

               (iii) In addition to the amounts otherwise required to be paid under this Section 2.01(d), if any regularly scheduled payments to the Borrower under or with respect to any of the Residual Loan Collateral, including, without limitation, under any

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



Securitization Transaction, are accelerated or otherwise paid in advance, for any reason, the Borrower shall notify the Bank immediately of such receipt and shall remit to the Bank as a prepayment of the Residual Loans, not later than two (2) Business Days after the receipt thereof, the full amount of such accelerated payments.

               (iv) In addition to the amounts otherwise required to be paid under this Section 2.01(d), if with respect to any Securitization Transaction,
(i) the Annualized Prepayment Rate exceeds thirty-five percent (35%) for a period of three (3) consecutive months or (ii) the Annualized Net Loss Rate exceeds one-half of one percent (1/2%) for any six (6) consecutive month period with respect to any Securitization Transaction (each such event, a "TRIGGER"), then from such time and at all times thereafter whether or not such Trigger is continuing, (a) the Bank's Commitment to make Residual Loans hereunder shall be terminated, and (b) all Cash Flow from Residual Loan Collateral shall be applied, first, to pay interest which is due with respect to the Residual Loans, second, to pay principal on the Residual Loans which is due or becomes due, and third, to prepay the scheduled installments due on the Residual Loans in the inverse order of maturity. The calculations required by clauses (i) and (ii) above shall be made by the Borrower within forty-five (45) days of the end of each quarter and shall be included in the next Residual Loan Borrowing Base Certificate delivered to Bank but the Bank reserves the right to calculate the Triggers more frequently in its discretion.

               (v) All amounts prepaid pursuant to clauses (ii) through and including (iv) hereof shall be applied to the Residual Loans in inverse order of maturity and shall not postpone the due date, or reduce the amount, of any subsequent installments due hereunder. No amounts so prepaid may be reborrowed.

        (e) Residual Loan Note. The Residual Loans shall be evidenced by a promissory note of the Borrower in substantially the form of EXHIBIT 2.01(e) attached hereto (the "RESIDUAL NOTE"), dated as of the Closing Date and completed with appropriate insertions. The Residual Note shall be payable to the order of the Bank in a principal amount equal to the Commitment. The Borrower irrevocably authorizes the Bank to make or cause to be made, at or about the time of the Drawdown Date of any Residual Loan or at the time of receipt of any payment of principal on the Residual Note, an appropriate notation on the Residual Note Record reflecting the making of such Residual Loan or (as the case may be) the receipt of such payment. The outstanding amount of the Residual Loans set forth on the Residual Note Record shall be prima facie evidence of the principal amount thereof owing and unpaid to the Bank, but the failure to record, or any error in so recording, any such amount on the Residual Note Record shall not limit or otherwise affect the obligations of the Borrower hereunder or under the Residual Note to make payments of principal of or interest on the Residual Note when due.

        Section 2.02.        Bridge Loans.

        (a) Bridge Loans. Subject to the terms and conditions of this Agreement, the Bank agrees to lend to the Parent, and the Parent may borrow, on or prior to December 31, 1997, upon notice given in accordance with Section 2.02(b), such sums as are requested by the Parent (each, a "BRIDGE LOAN") provided that (i) the outstanding amount of the Bridge Loans (after giving effect to all amounts requested pursuant hereto) shall not at any time exceed the lesser of (x) the Bridge Loan Borrowing Base Amount and (y) the Bridge Loan Sublimit. Each request for a Bridge Loan hereunder shall constitute a representation and warranty by the Parent that the conditions set forth in Sections 4.01 and 4.02, in the case of the Initial Loans, and Section 4.02 in the case of all other Bridge Loans, have been satisfied on the date of such request.

        (b) Requests for Bridge Loans. The Parent shall give to the Bank written notice in the form of EXHIBIT 2.02(b) hereto (or telephonic notice confirmed in writing in the form of EXHIBIT 2.02(b) hereto) of a request for a Bridge Loan (a "BRIDGE LOAN REQUEST") by 11:00 a.m. (Boston time) on the Business Day prior to the proposed Drawdown Date of any Bridge Loan. Each such request shall specify
(A) the principal amount of the Bridge Loan requested, (B) the proposed Drawdown Date of such Bridge Loan, and (C) if an acquisition is intended, a description of the acquisition to be undertaken by the Parent with the proceeds of the subject Bridge Loan. The Bridge Loan Request shall also include copies of the purchase and sale agreement and any other documentation relevant to the acquisition being funded with the proceeds of the Bridge Loan. Each Bridge Loan Request shall be irrevocable and binding on the Parent and shall obligate the Parent to accept the Bridge Loan requested from the Bank on the Drawdown Date. No Bridge Loan may be utilized to cure a default or an event of default or to prevent the occurrence of any imminent or anticipated default or event of default under any other financing arrangement of the Obligors.

        (c) Repayment of Bridge Loans. (i) Subject to the following sentence, the Parent shall pay to the Bank the full principal balance of each Bridge Loan within 180 days of the date on which the subject Bridge Loan is made. In any event, unless sooner paid, on the Bridge Loan Maturity Date, the Parent shall pay the entire outstanding balance of all Bridge Loans, together with all accrued and unpaid interest thereon and any other amounts due hereunder or the other Loan Documents with respect thereto.

               (ii) In addition to the amounts otherwise required to be paid under this Section 2.02(c), in the event that the outstanding principal balance of all Bridge Loans at any time exceeds the lesser of (x) the Bridge Loan Borrowing Base Amount and (y) the

Bridge Loan Sublimit, the Parent shall immediately make a prepayment on the outstanding Bridge Loans in an amount necessary to eliminate such excess.

        (d) Bridge Loan Note. The Bridge Loans shall be evidenced by a promissory note of the Parent in substantially the form of EXHIBIT 2.02(d) attached hereto (the "BRIDGE LOAN NOTE"), dated as of the Closing Date and completed with appropriate insertions. The Parent irrevocably authorizes the Bank to make or cause to be made, at or about the time of the Drawdown Date of any Bridge Loan or at the time of receipt of any payment of principal on the Bridge Loan Note, an appropriate notation on the Bridge Note Record reflecting the making of such Bridge Loan or (as the case may be) the receipt of such payment. The outstanding amount of the Bridge Loans set forth on the Bridge Note Record shall be prima facie evidence of the principal amount thereof owing and unpaid to the Bank, but the failure to record, or any error in so recording, any such amount on the Bridge Note Record shall not limit or otherwise affect the obligations of the Parent hereunder or under the Bridge Loan Note to make payments of principal of or interest on the Bridge Loan Note when due.

        Section 2.03.        Warehouse Loans.

        (a) Warehouse Loans. Subject to the terms and conditions of this Agreement, the Bank agrees to lend to the Parent and/or the Borrower and the Parent and/or the Borrower may borrow, on or prior to December 31, 1997, upon notice given in accordance with Section 2.03(b), such sums as are requested by the Parent or the Borrower (each, a "WAREHOUSE LOAN") provided that (i) the outstanding amount of the Warehouse Loans (after giving effect to all amounts requested pursuant hereto) shall not at any time exceed the lesser of (x) the Warehouse Loan Borrowing Base and (y) the Warehouse Loan Sublimit. Each request for a Warehouse Loan hereunder shall constitute a representation and warranty by the Parent and the Borrower that the conditions set forth in Sections 4.01 and 4.02, in the case of the Initial Loan, and Section 4.02 in the case of all other Warehouse Loans, have been satisfied on the date of such request.

        (b) Requests for Warehouse Loans. The Parent and the Borrower shall give to the Bank written notice in the form of EXHIBIT 2.03(b) hereto (or telephonic notice confirmed in writing in the form of EXHIBIT 2.03(b) hereto) of a request for a Warehouse Loan (a "WAREHOUSE LOAN REQUEST") by 11:00 a.m. (Boston time) on the Business Day prior to the proposed Drawdown Date of any Warehouse Loan (or such other notice as may be otherwise required pursuant to the provisions of
EXHIBIT 2.05). Each such request shall (A) specify (i) the principal amount of the Warehouse Loan requested, and (ii) the proposed Drawdown Date of such Warehouse Loan, (B) be accompanied by the delivery to the Bank or its custodian of a related Transmittal Letter to the extent additional Qualified Mortgage Collateral is to be added to the Warehouse Loan

Borrowing Base and an updated Warehouse Loan Borrowing Base Certificate (in the form of EXHIBIT 1.01(d), and (C) be accompanied by the simultaneous delivery to the Bank or its custodian all of the Warehouse Collateral Documents required to be delivered in order for the related Mortgage Loans to be Qualified Mortgage Collateral. Each Warehouse Loan Request shall be irrevocable and binding on the Parent and the Borrower and shall obligate the Parent or the Borrower to accept the Warehouse Loan requested from the Bank on the Drawdown Date.

        (c) Repayment of Warehouse Loans. (i) Unless sooner paid, the Parent and the Borrower, jointly and severally, shall pay to the Bank the outstanding balance of Warehouse Loans on the Warehouse Loan Maturity Date, together with all accrued and unpaid interest thereon and any other amounts due hereunder or the other Loan Documents with respect thereto.

               (ii) In addition to the amounts otherwise required to be paid under this Section 2.03(c), in the event that the outstanding principal balance of all Warehouse Loans at any time exceeds the lesser of (x) the Warehouse Loan Borrowing Base and (y) the Warehouse Loan Sublimit, the Parent and the Borrower, jointly and severally, shall immediately make a prepayment on the outstanding Warehouse Loans in an amount necessary to eliminate such excess.

               (iii) In addition to the amounts otherwise required to be paid under this Section 2.03(c) and in accordance with the provisions of Section 6.14, if any payments are received by the Parent or the Borrower under or with respect to any of the Warehouse Collateral, for any reason, the Parent and the Borrower shall notify the Bank immediately of such receipt and shall remit to the Bank as a prepayment of the Warehouse Loans, not later than two Business Days after the receipt thereof, the full amount of such payments.

        (d) Warehouse Loan Note. The Warehouse Loans shall be evidenced by a promissory note of the Parent and the Borrower in substantially the form of
EXHIBIT 2.03(d) attached hereto (the "WAREHOUSE LOAN NOTE"), dated as of the Closing Date and completed with appropriate insertions. The Parent and the Borrower each irrevocably authorizes the Bank to make or cause to be made, at or about the time of the Drawdown Date of any Warehouse Loan or at the time of receipt of any payment of principal on the Warehouse Loan Note, an appropriate notation on the Warehouse Note Record reflecting the making of such Warehouse Loan or (as the case may be) the receipt of such payment. The outstanding amount of the Warehouse Loans set forth on the Warehouse Note Record shall be prima facie evidence of the principal amount thereof owing and unpaid to the Bank, but the failure to record, or any error in so recording, any such amount on the Warehouse Note Record shall not limit or otherwise affect the obligations of the Parent or the Borrower hereunder or under the Warehouse Loan Note to make payments of principal of or interest on the Warehouse Loan Note when due.

SUBPART B - GENERAL PROVISIONS APPLICABLE TO ALL LOANS

        Section 2.04. Reduction of Commitment. The Parent shall have the right at any time and from time to time upon five (5) Business Days prior written notice to the Bank to reduce by $1,000,000 or an integral multiple thereof or terminate entirely the unborrowed portion of the Commitment, whereupon the Commitment of the Bank shall be reduced to the amount specified in such notice or, as the case may be, terminated. No reduction or termination of the Commitment may be reinstated.

        Section 2.05. Interest. (a) The Loans shall bear interest at the interest rates, and such interest shall be payable, as set forth in EXHIBIT
2.05.  The Parent and the  Borrower  shall have such  rights as are set forth in
EXHIBIT 2.05 to select and, as applicable, Convert Loans from one Type of Loan to another Type of Loan.

               (b) Without limiting the foregoing, the Borrower shall make payment of interest and other amounts under this Agreement in connection with Residual Loans by means of the Bank's direct charge to the Residual Loan Collateral Account. The Borrower hereby authorizes the Bank to make such charges from the Residual Loan Collateral Account and in the event there are insufficient funds in the Residual Loan Collateral Account at the time the Bank attempts to make the charge, the Bank may charge from time to time against any account the Borrower maintain with the Bank the amount so due. Nothing contained in this Section shall relieve the Borrower of its obligation to pay all amounts owing hereunder when due.

               (c) The Parent and the Borrower each hereby authorizes the Bank to charge from time to time any account the Parent or the Borrower maintains with the Bank for any amount due under this Agreement and the other Loan Documents. Nothing contained in this Section shall relieve the Parent or the Borrower of their respective obligations to pay all amounts owing hereunder when due.

        Section 2.06. Default Interest. Upon the occurrence of an Event of Default, at the Lender's option, the Loans and all other amounts payable hereunder or under any of the other Loan Documents shall bear interest, compounded daily, payable on demand at the Default Rate until such amount shall be paid in full (after as well as before judgment).

        Section 2.07. Mandatory Prepayments. To the extent that the outstanding Loans at any time exceeds the then effective Commitment, the Parent and the Borrower, jointly and severally, shall immediately make a prepayment on the outstanding Loans in an amount equal to the excess of such outstanding Loans over the then effective Commitment. Such prepayment shall be applied by the Bank to such of the Loans as the Bank, in its discretion, shall determine. All amounts so prepaid shall be applied to the Loans in inverse order of maturity and shall not postpone the due date, or reduce the amount, of any subsequent installments due hereunder. No amounts so prepaid may be reborrowed.

        Section 2.08. Optional Prepayment. Subject to the terms and conditions set forth in EXHIBIT 2.05, the Parent and the Borrower may prepay Loans in whole or in part at any time and from time to time without premium or penalty, upon giving one Business Day's notice to the Bank, provided that each partial payment shall be in the principal amount of $1,000,000 or an integral multiple thereof. Any prepayment of principal of the Loans shall include all interest fees accrued to the date of prepayment and shall be applied against the scheduled installments of principal due on the Loans in the inverse order of maturity. No Residual Loans prepaid may be reborrowed; Bridge Loans and/or Warehouse Loans repaid or prepaid may be reborrowed subject to the requirements set forth in this Agreement.

        Section 2.09. Reliance Upon Instructions. Without limiting the coverage of any other indemnities provided in this Agreement, the Obligors hereby jointly and severally indemnify and agree to hold harmless the Bank, and its respective officers, employees and agents from and against any and all liabilities, damages, losses, costs and expenses, including counsel fees, howsoever arising out of any actions taken in reliance upon telephonic, telecopier or other instructions believed in good faith to have been given under this Agreement on any of the Obligors' behalf by a Person designated by any of the Obligors.

        Section 2.10. Minimum Balance. The Obligors shall, on an annual basis, use their best efforts to maintain outstanding Loans with an average principal balance of at least $10,000,000.00. In the event the Obligors do not maintain the balances required hereunder, the Obligors shall pay the Bank a fee equal to the product of (a) $150,000.00 multiplied by (b) (i)the difference between $10,000,000.00 less the average outstanding balance of the Loans during such year, divided by (ii) $10,000,000.00, which fee shall be due and payable within five days of presentation by the Bank to the Obligors of a statement detailing the amount due.

                             ARTICLE III COLLATERAL.

        Section 3.01. Grant of Security Interest - Residual Loan Collateral. (a) In order to secure the payment and performance in full of the Residual Loans, the Borrower hereby grants to the Bank a security interest in and pledges and assigns to the Bank the following properties, assets and rights of the Borrower, wherever located, whether now owned or hereafter acquired or arising, and all proceeds and products thereof (all of the same being hereafter called the "RESIDUAL LOAN COLLATERAL"):

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



                      (1) All of the Borrower's rights to payment of money arising out of, related to, or created in connection with (whether such rights are classified under the applicable Uniform Commercial Code as general intangibles, accounts, certificated securities, uncertificated securities or otherwise): (a) all Securitization Receivables and any other interest of the Borrower in the Securitization Transactions (other than cash paid to or for the account of the Borrower in respect of the transfer by the Borrower of Mortgage Loans to the Trustee in respect of a Securitization Transaction) and similar rights or interests of the Borrower (b) all payments to be paid to the Borrower pursuant to such Securitization Transactions (other than cash paid to or for the account of the Borrower in respect of the transfer by the Borrower of Mortgage Loans to the Trustee in respect of a Securitization Transaction) and (c) all Servicing Rights and any similar rights or interests of the Borrower in respect of any of the foregoing (a) through (c).

                      (2) All business records, computer tapes, software, microfiche, or recorded data of any kind or nature, regardless of the medium, necessary to identify, locate and collect the Residual Loan Collateral;

                      (3) All cash from time to time deposited in any deposit account of any of the Borrower with the Bank in connection with this Agreement, including, without limitation, the Residual Loan Collateral Account.

               (b) The Borrower acknowledges and agrees that, in applying the law of any jurisdiction that has now enacted or hereafter enacts all or substantially all of the uniform revision of Article 8 of the Uniform Commercial Code, with new provisions added to Article 9 contemplated by such revision, all as approved in 1994 by the American Law Institute and the National Conference of Commissioners on Uniform State Laws, the foregoing description of Residual Loan Collateral shall be deemed to include "investment property", as applicable, as defined in such new provisions of Article 9, it being the intention of the Borrower that such property be included in the foregoing description of Residual Loan Collateral, whether prior to or after the effectiveness of such revision in such jurisdiction.

        Section 3.02. Delivery of Instruments. Pursuant to the terms hereof, the Borrower has endorsed, assigned and delivered to the Bank all negotiable or non-negotiable instruments (including certificated securities but excluding checks and drafts received in the ordinary course of business consistent with past practices) and chattel paper pledged by it hereunder, together with instruments of transfer or assignment duly executed in blank as the Bank may have specified. Upon the request of the Bank, the Borrower shall immediately deliver such securities and notes not already delivered to the Bank. In the event that the Borrower shall, after the date

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



of this Agreement, acquire any other negotiable or non-negotiable instruments (including certificated securities but excluding checks and drafts received in the ordinary course of business consistent with past practices) or chattel paper to be pledged by it hereunder, the Borrower shall forthwith endorse, assign and deliver the same to the Bank, accompanied by such instruments of transfer or assignment duly executed in blank as the Bank may from time to time specify. To the extent that any securities are uncertificated, appropriate book-entry transfers reflecting the pledge of such securities created hereby have been or, in the case of uncertificated securities hereafter acquired by the Borrower, will at the time of such acquisition be, duly made for the account of the Bank or one or more nominees of the Bank with the issuer of such securities or other appropriate book-entry facility or financial intermediary, with the Bank having at all times the right to obtain definitive certificates (in the Bank's name or in the name of one or more nominees of the Bank) where the issuer customarily or otherwise issues certificates, all to be held as Residual Loan Collateral hereunder. The Borrower hereby acknowledges that the Bank may, in its discretion, appoint one or more financial institutions to act as the Bank's agent in holding in custodial account instruments or other financial assets in which the Bank is granted a security interest hereunder, including, without limitation, certificates of deposit and other instruments evidencing short term obligations.

        Section 3.03. Grant of Security Interest - Warehouse Collateral. To secure the repayment of the Warehouse Loans, the Parent and the Borrower each hereby grant to the Bank a security interest in the Warehouse Collateral.

        Section 3.04. Security for Bridge Loans. To secure the repayment of the Bridge Loans, upon the making of any Bridge Loan, the Parent and the Borrower shall pledge to the Bank and grant the Bank a security interest in all securitization receivables other than those which constitute Residual Loan Collateral pursuant to the provisions of Section 3.01 hereof, but only to the extent that such pledge does not violate any Law or contractual obligation of the Parent or the Borrower. The Parent and/or the Borrower shall take all reasonable action requested by the Bank to accomplish such pledge and grant of a security interest.

        Section 3.05. Uniform Commercial Code Financing Statements. The Bank is hereby authorized to file in the name of each Obligor, without the need for such Obligor's signature thereto, such Uniform Commercial Code financing statements, amendments thereto and continuations thereof which the Bank at any time determines is necessary to perfect or better assure the Lien and other benefits intended to be afforded hereby. A carbon, photographic or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

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



                         ARTICLE IV CONDITIONS PRECEDENT

        Section 4.01. Conditions Precedent to Initial Loan. The obligation of the Bank to make the Initial Loan is subject to the condition precedent that the Bank shall have received on or before the Closing Date each of the following documents, in form and substance satisfactory to the Bank and its counsel, and each of the following requirements shall have been fulfilled:

               (1) Evidence of Due Organization of and all Corporate Actions by each Obligor. A certificate of the Secretary or Assistant Secretary of each Obligor, dated the Closing Date, attesting to the certificate of incorporation and by-laws of each Obligor and all amendments thereto, and to all corporate actions taken by each Obligor, including, without limitation, resolutions of its board of directors, authorizing the execution, delivery and performance of the Loan Documents, and each other document to be delivered by such Obligor pursuant to the Loan Documents;

               (2) Incumbency and Signature Certificate of each Obligor. A certificate of the Secretary or Assistant Secretary of each Obligor, dated the Closing Date, certifying the names and true signatures of the officers of such Obligor authorized to sign the Loan Documents, and the other documents to be delivered by such Obligor under the Loan Documents;

               (3) Good Standing Certificates for each Obligor. A certificate, dated reasonably near the Closing Date, from the Secretary of State (or other appropriate official) of the jurisdiction of incorporation of each Obligor certifying as to the due incorporation and good standing of such Obligor and certificates, dated within one month of the Closing Date, from the Secretary of State (or other appropriate official) of each other jurisdiction where each Obligor is required to be qualified to conduct business or where such qualification is necessary to enforce any rights with respect to any Securitization Transaction, certifying that such Obligor is duly qualified to do such business and is in good standing in such state;

               (4) Notes. The Notes duly executed by the Parent and the Borrower, as applicable;

               (5) Financing Statements, Etc. (a) Duly executed financing statements (UCC-1) to be filed under the Uniform Commercial Code for all jurisdictions (and such other instruments and documents) necessary or, in the opinion of the Bank, desirable to perfect the Lien created by this Agreement; (b) duly executed copies of the termination statements (UCC-3) to be filed under the Uniform Commercial Code of all jurisdictions necessary, or in the opinion of the Bank, desirable to terminate any Liens in favor of any party with

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



        respect to the Collateral other than the Bank; and (c) Uniform Commercial Code searches identifying all of the financing statements on file with respect to each Obligor in all jurisdictions referred to under
        (a);

               (6) Material Adverse Change. As of the Closing Date, no Material Adverse Change shall have occurred with respect to any of the Obligors from the date of the financial statements of the Obligors most recently submitted to the Bank.

               (7) Fees. All fees, costs and expenses payable to the Bank's legal counsel required to be paid at or prior to the closing of the transactions contemplated thereby, shall have been paid in full on the Closing Date.

               (8) Opinion of Counsel for the Obligors. A favorable opinion of outside counsel acceptable to the Bank for the Obligors, dated the Closing Date, in substantially the form of EXHIBIT 4.01(8) and as to such other matters as the Bank may reasonably request.

               (9) Certificate. The following statements shall be true and the Bank shall have received a certificate signed by the chief executive officer of the Parent and of the general partner of the Borrower dated the Closing Date stating that:

                      (a) The representations  and warranties  contained in this
               Agreement and in each of the other Loan Documents are correct on and as of the Closing Date as though made on and as of such date; and

                      (b) No Default or Event of Default has occurred and is continuing.

               (10) Residual Loan Borrowing Base Certificate. The Bank shall have received a certificate in the form of EXHIBIT 1.01(a) signed by the chief financial officer, the controller or the chief executive officer of the Borrower dated the Closing Date setting forth the Adjusted Residual Borrowing Base Amount as of such date.

               (11) Warehouse Loan Borrowing Base Certificate. The Bank shall have received a certificate in the form of EXHIBIT 1.01(d) signed by the chief financial officer, the controller or the chief executive officer of the Parent and the Borrower dated the Closing Date setting forth the Warehouse Loan Borrowing Base as of such date.

               (12) Acknowledgment of Security Interest. A written Notification of Assignment and Security Interest, in substantially the form of EXHIBIT 4.01(12) attached hereto, from, and duly executed by the Trustee under all Securitization Transactions.

               (13) Delivery of Securitization Certificates. The certificated securities in respect of the Securitization Receivables shall have been delivered to the Bank together with appropriate instruments of transfer properly executed in blank.

               (14) Review. A favorable review by the Bank and the Bank of the Securitization Transactions.

               (15) Qualified Mortgage Collateral. Delivery of all documents and instruments required in connection for any Mortgage Loans to be considered Qualified Mortgage Collateral.

               (16) Guaranties. Each Guarantor shall have executed and delivered to the Bank a guaranty of the Obligations satisfactory in form and substance to the Bank.

               (17) Additional Documentation. Such other approvals, opinions or documents as the Bank may reasonably request.

        Section 4.02. Conditions to All Loans. The obligations of the Bank to make any Loans, including the Initial Loan, in each case whether on or after the Closing Date, shall also be subject to the satisfaction of the following conditions precedent.

               (1) Representations True: No Event of Default: No Material Adverse Change. Each of the representations and warranties of any of the Obligors contained in this Agreement, the other Loan Documents or in any document or instrument delivered pursuant to or in connection with this Agreement shall be true as of the date as of which they were made and shall also be true at and as of the time of the making of such Loan, with the same effect as if made at and as of that time (except to the extent of changes resulting from transactions contemplated or permitted by this Agreement and the other Loan Documents and changes occurring in the ordinary course of business that singly or in the aggregate do no constitute a Material Adverse Change, and to the extent that such representations and warranties relate expressly to an earlier date) and no Default or Event of Default shall have occurred and be continuing. The Bank shall have received a certificate from each of the Parent and the Borrower signed by an authorized officer to such effect.

               (2) No Legal Impediment. No change shall have occurred in any law or regulations thereunder or interpretations thereof that in the reasonable opinion of the Bank would make it illegal for the Bank to make such Loan.

               (3) Governmental Regulation. The Bank shall have received such statements in substance and form reasonably satisfactory to the Bank as the Bank shall require for the

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
        purpose of compliance with any applicable regulations of the Comptroller of the Currency or the Board of Governors of the Federal Reserve System.

               (4) Proceedings and Documents. All proceedings in connection with the transactions contemplated by this Agreement, the other Loan Documents and all other documents incident thereto shall be satisfactory in substance and in form to the Bank and the Bank's Special Counsel, and the Bank and such counsel shall have received all information and such counterpart originals or certified or other copies of such documents as the Bank may reasonably request.

               (5) Residual Loan Borrowing Base Certificate. As to any Residual Loan Request, the Bank shall have received the most recent Residual Loan Borrowing Base Certificate required to be delivered to the Bank in accordance with ss.6.08(17) and, if requested by the Bank, a Residual Loan Borrowing Base Certificate dated within five (5) days of the Drawdown Date of such Loan.

               (6) Warehouse Loan Borrowing Base Certificate. As to any Warehouse Loan Request, the Bank shall have received the most recent Warehouse Loan Borrowing Base Certificate required to be delivered to the Bank in accordance with ss.6.08(17) and, if requested by the Bank, a Warehouse Loan Borrowing Base Certificate dated within five (5) days of the Drawdown Date of such Loan.

               (7) Perfection and Legal Opinion. The Bank shall have received all instruments or other documents, including without limitation, all Qualified Mortgage Collateral, certificated securities, acknowledgments and consents of purchasers, Uniform Commercial Code financing statements, each in form and in substance satisfactory to the Bank as are necessary in the opinion of the Bank to evidence or ensure the attachment and perfection of the Bank's first priority security interest in the Collateral. If the Bank requests, the Bank shall have received a favorable opinion of counsel to the Obligors regarding the validity and perfection of the Bank's perfected security interest in the Collateral.

               (8) Capitalization. As to any Bridge Loans, the Bank shall have received evidence satisfactory to the Bank that the market capitalization (as determined by the Bank) of the Parent, after the making of the requested Bridge Loan and consummation of the acquisition contemplated thereby, shall be equal to or greater than the two (2) times the Parent's Consolidated Net Worth.

               (9)    Source of Repayment for Bridge Loans.  As to any
        Bridge Loans, the Bank shall have received evidence satisfactory to the Bank that all Bridge Loans previously made

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



        by the Bank have been repaid either by the incurrence of long-term Debt or by an equity infusion.

                    ARTICLE V REPRESENTATIONS AND WARRANTIES

        The Parent and the Borrower hereby represent and warrant to the Bank that:

        Section 5.01. Formation, Good Standing and Due Qualification. Each Obligor is duly formed, validly existing and in good standing under the laws of the jurisdiction of its formation, has the power and authority to own its assets and to transact the business in which it is now engaged or proposed to be engaged, and is duly qualified and in good standing under the laws of each other jurisdiction in which such qualification is required or where such qualification is necessary.

        Section 5.02. Power and Authority: No Conflicts. The execution, delivery and performance by each of the Obligors of the Loan Documents to which each such Obligor is a party have been duly authorized and do not and will not: (1) contravene such Obligor's articles of incorporation, by-laws or other formation documents; (2) violate any provision of, or require any filing (other than the filing of the financing statements contemplated by this Agreement), registration, consent or approval under any Law, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to such Obligor; (3) result in a breach of or constitute a default under or require any consent which has not been obtained under any indenture or loan or credit agreement or any other agreement, lease or instrument to which such Obligor is a party or by which it or its properties may be bound or affected; (4) result in, or require, the creation or imposition of any Lien (other than as created under this Agreement) upon or with respect to any of the properties now owned or hereafter acquired by such Obligor; or (5) cause such Obligor to be in default under any such Law, order, writ, judgment, injunction, decree, determination or award or any such indenture, agreement, lease or instrument.

        Section 5.03. Legally Enforceable Agreements. Each Loan Document to which each Obligor is a party is a legal, valid and binding obligation of such Obligor, enforceable against such Obligor in accordance with its terms, except to the extent that such enforcement may be limited by applicable bankruptcy, insolvency and other similar laws affecting creditors' rights generally.

        Section 5.04. Litigation. There are no actions, suits or proceedings pending or threatened, against or affecting any of the Obligors before any court, governmental agency or arbitrator, which could, in any one case or in the aggregate, result in (1) a Material Adverse Change or (2) liability to any Obligor in excess of Two Hundred Fifty Thousand Dollars ($250,000).

                                      -34-





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



        Section 5.05. Material Liabilities, No Misstatements or- Omission of Facts. There are no liabilities of any of the Obligors, fixed or contingent, which are material but are not reflected on SCHEDULE 5.05 hereto. No information, exhibit, or report furnished by any of the Obligors to the Bank in connection with this Agreement contain any material misstatement of fact or omit to state a material fact or any fact necessary to make the statements contained therein not materially misleading.

        Section 5.06. Indebtedness, Ownership and Liens. SCHEDULE 5.06 attached hereto correctly describes, as of the date or dates indicated therein, (a) all outstanding Debt of the Obligors in respect of borrowed money, Capital Leases and the deferred purchase price of property; (b) all existing mortgages, Liens and security interests in respect of any property or assets of the Obligors; (c) all outstanding investments (other than investments made under any pooling or servicing agreement or insurance agreement with respect to any Securitization Transaction), loans and advances of the Obligors; and (d) all existing guarantees from the Obligors. Each Obligor has title to, or valid leasehold interests in, all of such Obligor's properties and assets, real and personal, subject only to the Liens and encumbrances set forth on SCHEDULE 5.06.

        Section 5.07. Taxes. Each Obligor has filed all tax returns (federal, state and local) required to be filed and has paid all taxes, assessments and governmental charges and levies thereon that are due, including interest and penalties, except to the extent they are the subject of a Good Faith Contest.

        Section 5.08. ERISA. Each Obligor is in compliance in all material respects with all applicable provisions of ERISA. Neither a Reportable Event nor a Prohibited Transaction has occurred with respect to any Plan; no notice of intent to terminate a Plan has been filed nor has any Plan been terminated; no circumstance exists which constitutes grounds under Section 4042 of ERISA entitling the PBGC to institute proceedings to terminate, or appoint a trustee to administer, a Plan, nor has the PBGC instituted any such proceedings; no Obligor nor any ERISA Affiliate of any Obligor has completely or partially withdrawn under Sections 4201 or 4204 of ERISA from a Multiemployer Plan; each Obligor has met its minimum funding requirements under ERISA with respect to all of its Plans and there are no unfunded vested liabilities; and no Obligor nor any ERISA Affiliate of any Obligor has incurred any liability to the PBGC under ERISA.

        Section 5.09. Subsidiaries: Stockholders. The Subsidiaries of the Obligors are listed on SCHEDULE 5.09 annexed hereto. The ownership of all of the issued and outstanding shares of stock in the Borrower, the Affiliated Guarantor and the other Subsidiaries is held by the Persons listed on SCHEDULE 5.09 attached hereto, and in the amounts and percentages listed therein.

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



        Section 5.10. Operation of Business: Prior or Existing Restrictions, Etc. Each Obligor possesses all licenses, qualifications, permits, franchises, patents, copyrights, trademarks and trade names, or rights thereto, to conduct such Obligor's business substantially as now conducted and as presently proposed to be conducted and such Obligor is not in violation of any valid rights of others with respect to any of the foregoing. Each Obligor has disclosed all written reports, actions and/or sanctions of any nature threatened, and all reviews, investigations, examinations, audits, actions and/or sanctions that have been undertaken and/or imposed as of the date of this Agreement and of which they have knowledge, by any federal or state agency or instrumentality with respect to either the lending or related financial operations of each such Obligor. No Obligor is operating under any type of agreement or order
(including, without limitation, a supervisory agreement, memorandum of understanding, cease and desist order, capital directive, supervisory directive, or consent decree) with any state or federal banking department or government banking or other agency or instrumentality, and each of the Obligors is in compliance with any and all capital, leverage or other financial standards and requirements imposed by any applicable regulatory authority, agency or instrumentality.

        Section 5.11. No Default on Outstanding Judgments or Orders. Each Obligor has satisfied all judgments and no Obligor is in default with respect to any judgment, writ, injunction, decree, rule or regulation of any court, arbitrator or federal, state, municipal or other Governmental Authority, commission, board, bureau, agency or instrumentality, domestic or foreign.

        Section 5.12. No Defaults on Other Agreements. No Obligor is a party to any indenture, loan or credit agreement or any lease or other agreement or instrument or subject to any certificate of incorporation or corporate restriction which could result in a Material Adverse Change. No Obligor is in default in any respect in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any agreement or instrument which could result in a Material Adverse Change.

        Section 5.13. Labor Disputes and Acts of God. Neither the business nor the properties of any Obligor has been and continues to be affected by any fire, explosion, accident, strike, lockout or other labor dispute, drought, storm, hurricane, hail, earthquake, embargo, act of God or of the public enemy or other casualty (whether or not covered by insurance), which could result in a Material Adverse Change.

        Section 5.14. Partnerships. Except as set forth in SCHEDULE 5.14, no Obligor is a partner in any partnership or any joint venture.

        Section 5.15. Environmental Protection. The Obligors have obtained all permits, licenses and other authorizations which are

                                      -36-





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



required under all Environmental Laws, except to the extent failure to have any such permit, license or authorization could not result in a Material Adverse Change. The Obligors are in compliance with all Environmental Laws and the terms and conditions of the required permits, licenses and authorizations, and are also in compliance with all other limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules and timetables contained in those Laws or contained in any plan, order, decree, judgment, injunction, notice or demand letter issued, entered, promulgated or approved thereunder, except to the extent failure to comply could not result in a Material Adverse Change.

        Section 5.16.  Management of Obligors.  As of the Closing Date,  EXHIBIT
5.16 sets forth the key members of the management of each Obligor.

        Section 5.17.  Representations and Warranties Concerning The Collateral.
(a) The Borrower is the legal and equitable owner of the Residual Loan Collateral, free and clear of all Liens, except for the Lien granted under this Agreement and other Liens permitted by this Agreement. The Borrower or the Parent is the legal and equitable owner of the Warehouse Loan Collateral, free and clear of all Liens, except for the Lien granted under this Agreement and other Liens permitted by this Agreement. All items of Residual Loan Collateral and Warehouse Loan Collateral comply, as applicable, with all of the requirements of this Agreement, including those required for inclusion in the Adjusted Residual Borrowing Base Amount and the Warehouse Loan Borrowing Base. The Borrower has the full right and authority to pledge the Residual Loan
Collateral pledged by it hereunder and has not pledged the Residual Loan Collateral, or any part thereof, to any other Person. The Borrower and the Parent each has the full right and authority to pledge the Warehouse Loan
Collateral pledged by it hereunder and has not pledged the Warehouse Loan Collateral, or any part thereof, to any other Person.

               (b) The Securitization Transactions are valid, legally binding contracts, enforceable in accordance with their terms; have not been amended or otherwise modified except as disclosed to the Bank prior to the date hereof; and the Borrower has no knowledge of any condition, defect, or other circumstance which would impair the quality of the contracts or securities as Residual Loan Collateral under this Agreement.

               (c) No default, nor any event which would become a default with notice or lapse of time or both, has occurred and is continuing under any Securitization Transaction included in the Residual Loan Collateral.

               (d) The Borrower represents that the properties listed on Part A of EXHIBIT 5.17 hereof are (and have been for the five year period ending on the date hereof) the Borrower's chief places of business and chief executive office where the Borrower keeps its

                                      -37-





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



books and records, that the properties listed on Part B of EXHIBIT 5,17 hereto are (and have been since the Borrower's inception) all other places of business of the Borrower, and that Parts A and B of EXHIBIT 5.17 hereto constitutes all of the locations where any of the Collateral is located. The Borrower further represents and warrants that it has used no other names during the five year period ending on the date hereof other than those listed on EXHIBIT 5.17.

                        ARTICLE VI AFFIRMATIVE COVENANTS

        So long as the Notes shall remain unpaid or any other amount is owing by any Obligor hereunder or under any other Loan Document, the Obligors shall:

        Section 6.01. Maintenance of Existence. Preserve and maintain their existence and good standing in the jurisdiction of their formation and qualify and remain qualified in each jurisdiction in which such qualification is required.

        Section 6.02. Conduct of Business. Continue to engage in an efficient and economical manner in a business of the same general type as conducted by them on the Closing Date; and use their best efforts to adhere to customary practices and standards in effect from time to time in the mortgage banking industry.

        Section 6.03. Maintenance of Properties. Maintain, keep and preserve all of their properties (tangible and intangible) necessary or useful in the proper conduct of their business in good working order and condition, ordinary wear and tear excepted.

        Section 6.04. Maintenance of Records. Keep adequate records and books of account, in which complete entries will be made in accordance with GAAP, reflecting all of their financial transactions.

        Section 6.05. Maintenance of Insurance. Maintain insurance with financially sound and reputable insurance companies or associations in such amounts and covering such risks as are usually carried by companies engaged in the same or a similar business and similarly situated or required by any agreement to which any Obligor is a party, including, without limitation, a standard policy of mortgage bankers' blanket bond insurance. Such insurance may provide for reasonable deductibility from coverage thereof.

        Section 6.06. Compliance with Laws. Comply in all respects with all applicable Laws and orders, such compliance to include, without limitation, paying before the same become delinquent all taxes, assessments and governmental charges imposed upon it or upon its property, except to the extent they are the subject of a Good Faith Contest.

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



        Section 6.07. Right of Inspection. At any reasonable time and from time to time upon reasonable notice to any Obligor, and at the Obligors' expense, permit the Bank or any Bank or representative thereof, to examine and make copies and abstracts from the records, computer disks and books of account of, and visit the properties of, such Obligor and the Collateral and to discuss the affairs, finances and accounts of such Obligor with any of such Obligor's partners, officers and directors and independent certified public accountants.

        Section 6.08. Reporting Requirements. Furnish directly to the Bank:

               (1) Annual Statements of Obligors. As soon as available and, in any event within the time periods required by the Securities and Exchange Commission, after the end of each Fiscal Year of the Parent (a) a Consolidated balance sheet showing as of the end of such Fiscal Year, the Consolidated statement of income and retained earnings, and the Consolidated statement of cash flows of the Parent, its Subsidiaries and Affiliates accompanied by a report thereon by the independent certified public accountants performing the audits on the Parent, (b) and with respect to the foregoing, a report of the independent certified public accountants stating in comparative form the respective figures for the corresponding date and period in the prior Fiscal Year, and (c) a Certificate of No Default.

               (2) Quarterly Financial Statements. Each quarter, as soon as available and in any event not later than sixty days after the end of the reporting quarter, a consolidated balance sheet for the Parent as of the end of such quarter, statements of income and retained earnings of the Parent, its Affiliates and Subsidiaries for the period commencing at the end of the previous fiscal year and ending with the end of such quarter, and statements of changes in financial position of the Parent, its Affiliates and Subsidiaries for the portion of the fiscal year ended with the last day of such quarter, all on a Consolidated and consolidating basis and all in reasonable detail and stating in comparative form the respective figures of the corresponding date and period in the previous fiscal year and all prepared in accordance with GAAP consistently applied and certified by the chief financial officer of each Obligor, and a Covenant Compliance Certificate in the form of
        EXHIBIT 6.08(2) detailing the compliance with the covenants set forth in
        Article VIII hereof;

               (3) Management Letters. As soon as available after the end of each Fiscal Year, copies of any reports submitted to the Obligors by independent certified public accountants in connection with the examination of the financial statements of the Obligors made by such accountants.

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



               (4) Certificate of No Default. Not later than thirty days after the last day of each month, a certificate (the "Certificate of No Default") of the chief financial officer, controller or chief executive officer of each Obligor certifying that to the best of his or her knowledge no Default or Event of Default has occurred and is continuing or, if a Default or Event of Default has occurred and is continuing, a statement as to the nature thereof and the action which is proposed to be taken with respect thereto.

               (5) Notice of Litigation. Promptly after the commencement thereof, notice of all actions, suits, and proceedings before any court or Governmental Authority, affecting the Obligors which, if determined adversely to any Obligor, could result in a Material Adverse Change.

               (6) Notices of Defaults and Events of Default. As soon as possible and in any event within thirty days after the occurrence of each Default or Event of Default a written notice setting forth the details of such Default or Event of Default and the action which is proposed to be taken with respect thereto.

               (7) ERISA Reports. As soon as possible and in any event within thirty days after the Obligors know or have reason to know that any Reportable Event or Prohibited Transaction has occurred with respect to any Plan or that the PBGC or any Obligor has instituted or will institute proceedings under Title IV of ERISA to terminate any Plan, a certificate of the chief financial officer of the Parent setting forth details as to such Reportable Event, Prohibited Transaction or Plan termination and the action the Obligors propose to take with respect thereto.

               (8) Reports to Other Creditors. Promptly after the furnishing thereof, unless prohibited by law, copies of any material adverse statement or material adverse report, including, without limitation, relating to the occurrence of any default, event of default or trigger, furnished to any other creditor pursuant to the terms of any indenture, loan or credit or similar agreement and not otherwise required to be furnished to the Bank pursuant to any other clause of this Agreement.

               (9) Reports, Etc. Promptly after the sending or filing thereof, copies of all financial statements and reports which the Obligors send to, or receive from, any Governmental
        Authority or agency.

               (10) Insurance. Upon the occurrence of any casualty, damage or loss, whether or not giving rise to a claim under any insurance policy, notice thereof, together with copies of any document relating thereto (including copies of any such claim) in possession or control of any Obligor.

               (11) Material Adverse Change. As soon as possible and in any event within five Business Days after any Obligor has knowledge of the occurrence of any event or circumstance which could result in or has resulted in a Material Adverse Change, written notice thereof.

               (12) Offices, Change in Identity. (A) Thirty days prior written notice of (i) any change in the chief executive office or principal place of business of any Obligor, (ii) any change in the place where the Obligors keep their respective books and records, (iii) the establishment of any new or the discontinuance of any existing place of business, (iv) any change in the location of any Collateral to a place other than those listed on EXHIBIT 5.17 hereof; and (B) as promptly as possible, any change of name or adoption of a trade name by any Obligor.

               (13) Management. Thirty days prior written notice of any change in the management of any Obligor from that set forth in SCHEDULE 5.16.

               (14) Liens. As soon as possible and in any event within five Business Days after any Obligor has knowledge of the assertion of any Lien against the Collateral or the occurrence of any event that could have a Material Adverse Effect on the value or marketability of the Collateral or the validity, enforceability or priority of the Liens created under this Agreement, written notice thereof.

               (15) Environmental Notices. As soon as possible and in any event within five Business Days after receipt, copies of all Environmental Notices received by any Obligor which are not received in the ordinary course of such Obligor's business.

                (16) Correspondence Relating to Collateral. (a) As soon as possible and in any event within five days after receipt, or transmission, by any Obligor, as the case may be, copies of all notices or other communications received or sent regarding any of the Securitization Transactions.

                      (b) From time to time, with reasonable promptness, such further information regarding the Collateral as the Bank or any Bank may request.

                (17) Residual Loan Borrowing Base Certificate. Monthly, not later than 45 days after the end of the reporting month or at such earlier time as the Bank may reasonably request, a Residual Loan Borrowing Base Certificate, current as of the last Business Day of such month, signed by the chief financial officer.

               (18) Servicer Reports. Monthly, not later than 45 days after the end of the reporting month, or at such earlier time as such Servicer Report becomes available, a Servicer Report on each Securitization Transaction, current as of the last Business Day of such month signed by the applicable Trustee.

               (19) Warehouse Loan Borrowing Base Certificate. Monthly, not later than 45 days after the end of the reporting month or at such earlier time as the Bank may reasonably request, a Warehouse Loan Borrowing Base Certificate, current as of the last Business Day of such month, signed by the chief financial officer.

               (20) Auditors' Report. If the Bank or any Bank shall so request, then in connection with the annual financial statement audit, the Obligors will engage the accountants referred to in Section 6.08(l) to perform certain procedures, satisfactory to the Bank, relative to the Securitization Receivables and the Servicing Rights. Such auditors will issue a special report to the Borrower which describes the procedures performed and the results, in accordance with the auditor's professional standards. As soon as such report become available, the Borrower shall immediately forward copies of such special report to the Bank.

               (21) General Information. From time to time with reasonable promptness, such other information respecting the condition or operations, financial or otherwise, as the Bank or any Bank may from time to time request including, without limitation, information in respect of the valuation or accounting of Securitization Receivables and Servicing Rights.

        Section 6.09. Compliance With Environmental Laws. Comply in all material respects with all applicable Environmental Laws and immediately pay or cause to be paid all costs and expenses incurred in connection with such compliance.

        Section 6.10. Audits. Permit the Bank, at the Obligors' cost and expense, to conduct audits of the books and records of each of the Obligors (which shall be limited to two per fiscal year prior to the occurrence of a Default) and take all action and otherwise cooperate as may be necessary to complete said audits.

        Section 6.11. Custody of Warehouse Collateral Documents. (a) Deliver to the Bank or its custodian, as directed by the Bank, the Mortgage Notes and other Warehouse Collateral Documents with respect to all Qualified Mortgage Collateral from time to time included in the Warehouse Borrowing Base.

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



               (b) Pay the Bank the following fees for basic custodial, processing and related services for each Mortgage Loan submitted for inclusion in the Warehouse Loan Borrowing Base (whether or not accepted as such by the Bank):

                      (i) $4.00 for each Mortgage Loan file delivered to the Bank, which fee will be due and payable upon delivery of the Warehouse Collateral Documents to the Bank;

                      (ii) $2.00 for each Mortgage Loan file released from the custody of the Bank, which fee will be due and payable upon release of the Warehouse Collateral Documents by the Bank;

                      (iii) a fee of $.25 per month (or any portion thereof) for each Mortgage Loan file in the custody of the Bank.

        Section 6.12. Use of Loan Proceeds. Use the proceeds of Residual Loans and the Warehouse Loans for working capital and other general corporate purposes; and use the proceeds of the Bridge Loans for the purpose of acquiring the assets, stock or other ownership interests of Persons engaged in similar businesses to the Obligors or other working capital needs. No Obligor will, directly or indirectly, use any part of such proceeds: (x) for the purpose of purchasing or carrying any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System, (y) to extend credit to any Person for the purpose of purchasing or carrying any such margin stock.

        Section 6.13. Further Assurances. From time to time, at the joint and several expense of the Obligors (including the payment of all filing fees) promptly execute and deliver all further instruments and documents, and take all further actions, that may be necessary or desirable, or that the Bank may request, in order to preserve, perfect and protect the rights of the Bank under the Loan Documents, any security interest granted or purported to be granted hereby or to enable the Bank to exercise and enforce its rights and remedies under the Loan Documents, including, without limitation, with respect to any Collateral. Without limiting the generality of the foregoing, execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as the Bank or any Bank may request, in order to perfect and preserve the security interest granted or purported to be granted to the Bank hereby.

        Section 6.14. Collection of Collateral. (A) Whether or not a Default or Event of Default exists, the Bank shall be entitled to receive and collect all sums payable to any of the Obligors in respect of the Collateral, and (i) the Bank may, in the Bank's name or in the name of such Obligors or otherwise, demand, sue for, collect or receive any money at any time payable or receivable on account of or in exchange for any of the Collateral, but shall be under no obligation to do so, and (ii) all Obligors shall pay to the Bank at its principal office all amounts or proceeds received

                                      -43-





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



by the Obligors upon or in respect of any of the Collateral, advising the Bank as to the source of such funds.

               (B) The Borrower shall notify all Trustees of the Securitization Transactions of the security interest and Liens granted hereunder and shall cause each such purchaser and Trustee to remit all sums payable to the Borrower in respect of the Residual Loan Collateral (other than Servicing Fees) directly to the Residual Loan Collateral Account. Such instructions to such purchasers and the Trustees shall not be revoked or modified without the Bank's prior written consent. After the occurrence and during the continuance of a Trigger or an Event of Default, the Borrower shall cause the Trustees of the Securitization Transactions to remit all sums payable to the Borrower in respect of Servicing Fees directly to the Residual Loan Collateral Account.

               (C) Prior to the occurrence of a Trigger or an Event of Default, the Borrower shall have the right to access sums in the Residual Loan Collateral Account. After the occurrence and during the continuance of a Trigger or an Event of Default, all amounts received and collected in the Residual Loan
Collateral Account shall be held by the Bank as part of the Residual Loan Collateral, the Borrower shall have no right to withdraw or direct transfer of any or all credit balances after such time in the Residual Loan Collateral Account and the Bank shall have sole dominion and control over all amounts in the Residual Loan Collateral Account. After the occurrence and during the continuance of a Trigger or an Event of Default, the Borrower shall hold any proceeds of the Residual Loan Collateral received by the Borrower as trustee for the Bank, for the benefit of the Bank, without commingling the same with other funds of the Borrower and shall turn the same over to the Bank in the identical form received, together with any necessary endorsements or assignments. The Bank shall apply the proceeds of Residual Loan Collateral received by the Bank to the Residual Loan Obligations , such proceeds to be immediately entered after final payment in cash or solvent credits of the items giving rise to them.

        Section 6.15. Attorney-in-Fact. The Bank is hereby appointed the agent and attorney-in-fact of each of the Obligors for the purpose of carrying out the provisions of this Agreement, taking any action and executing any instruments which the Bank may deem necessary or advisable to accomplish the purposes hereof and to obtain for the Bank, the benefits of this Agreement, the other Loan Documents, the Collateral and the security intended to be provided to the Bank hereby and thereby, which agency and appointment as attorney-in-fact is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, the Bank shall have the right and power in the place and stead of each of the Obligors, and in the name of each of the Obligors or otherwise (from time to time and without prior notice to or consent from the Obligors, and without releasing or in any manner affecting any Obligations hereunder): (a) to receive, endorse and collect all

                                      -44-





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



checks, drafts or chattel paper made payable to the order of any of the Obligors (provided that all such endorsements recite that they are made without recourse) representing any payment on account of the Collateral and to give full discharge for the same, (b) to ask, demand, collect, sue for, recover, compound, receive and give, acquittances and receipts for moneys due and to become due under or in respect of any of the Collateral, (c) to file any claims or take any action or institute any proceedings which the Bank may deem necessary or desirable for the collection or completion of, or perfection of the Bank's interest in any of the Collateral or otherwise to enforce the rights of each and every Obligor or the Bank with respect to any of the Collateral, this Agreement or the other Loan Documents, (d) if any of the Obligors fail to perform any obligation under this Agreement or the other Loan Documents, to perform or cause performance of such obligation. To the extent permitted by law, each of the Obligors hereby ratifies that all said attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable.

                         ARTICLE VII NEGATIVE COVENANTS

        So long as the Notes or any Obligation shall remain unpaid or any other amount is owing by the Obligors hereunder or under any other Loan Document, no Obligor shall:

        Section 7.01. Liens. Create, incur, assume, or suffer to exist, any Lien upon or with respect to any of its properties, now owned or hereafter acquired, except the following kinds of liens ("PERMITTED LIENS"):

               (1)    Liens in favor of the Bank;

               (2) Liens for taxes or assessments or other government charges or levies if not yet due and payable or, if due and payable, if they are the subject of a Good Faith Contest;

               (3) Liens imposed by law, such as mechanics', materialmen's, landlords', warehousemen's, and carriers' Liens, and other similar Liens, securing obligations incurred in the ordinary course of business which are not past due for more than thirty days or which are the subject of a Good Faith Contest;

               (4) Liens under workers' compensation, unemployment insurance, Social Security, or similar legislation;

               (5) Liens, deposits, or pledges to secure the performance of bids, tenders, contracts (other than contracts for the payment of money), leases (permitted under the terms of this Agreement), public or statutory obligations, surety, indemnity, performance, or other similar bonds, or other similar obligations arising in the ordinary course of

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



        business, and the pledge of assets for the purpose of securing an appeal, stay or discharge in the course of any legal proceeding, provided that the aggregate amount of liabilities of the Borrowers secured by a pledge of assets permitted under this clause, including interest and penalties thereon, if any, shall not be in excess of $250,000 at any one time outstanding;

               (6) Judgment and other similar Liens arising in connection with court proceedings, provided the execution or other enforcement of such Liens is effectively stayed and the claims secured thereby are the subject of a Good Faith Contest;

               (7) Easements, rights-of-way, restrictions, and other similar encumbrances which, in the aggregate, do not materially interfere with the occupation, use, and enjoyment by the Obligor or the property or assets encumbered thereby in the normal course of such Obligor's business or materially impair the value of the property subject thereto; and

               (8) Liens existing as of the date hereof under the Warehouse Facility.

               (9) Liens created on Securitization Receivables not pledged to the Bank hereunder to secure Residual Loans or Bridge Loans.

               (10)   Liens listed on SCHEDULE 5.06.

        Section 7.02. Debt. Create, incur, assume, or suffer to exist, any Debt, except:

               (1) Debt of the Obligors under this Agreement, the Notes or the other Loan Documents;

               (2) Debt of the Parent or the Borrower under the Warehouse Facility;

               (3) Accounts payable to trade creditors for goods or services and current operating liabilities (other than for borrowed money), in each case incurred in the ordinary course of business, as presently conducted; and

               (4)    Debt of the Obligors to each other.

               (5)    Debt pursuant to the agreements listed on SCHEDULE  5.06.

               (6) Long-term Debt of the Parent utilized to repay the Bridge Loans, which Debt shall be on terms and conditions satisfactory to the Bank.

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



        Section 7.03. Mergers, Etc. Wind up, liquidate or dissolve itself, reorganize, merge or consolidate with or into, or convey, sell, assign, transfer, lease, or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to any Person. The Obligors may engage in mergers among themselves.

        Section 7.04. Leases. Create, incur, assume, or suffer to exist any obligation as lessee for the rental or hire of any real or personal property, except: (1) Capital Leases; (2) leases existing on the date of this Agreement and any extensions, renewals or replacements thereof and (3) new leases for equipment and similar items used in the ordinary course of the Borrowers' business.

        Section 7.05. Sale and Leaseback. Sell, transfer, or otherwise dispose of any real or personal property to any Person and thereafter directly or indirectly lease back the same or similar property.

        Section 7.06. Distributions. Directly or indirectly make any Distributions, except (a) Distributions in connection with tax free exchanges related to acquisitions, and (b) Distributions amongst the various Obligors or their Affiliates.

        Section 7.07. Sale of Assets. Sell, lease, assign, transfer, or otherwise dispose of any of Obligor's now-owned or hereafter acquired assets (including, without limitation, receivables, and leasehold interests) except the sale or other disposition of assets (i) in the ordinary course of such Obligor's business or (ii) no longer used or useful in the conduct of its business, or
(iii) pursuant to a Securitization Transaction.

        Section 7.08. Investments. Other than in connection with the acquisition of any Person, make any loan or advance to any Person (other than Mortgage Loans in the ordinary course of business), or purchase or otherwise acquire any capital stock, assets, obligations, or other securities of, make any capital contribution to, or otherwise invest in or acquire any interest in any Person, or participate as a partner or joint venturer with any other Person, except: (1) direct obligations of the United States or any agency thereof with maturities of one year or less from the date of acquisition; (2) commercial paper of a domestic issuer rated at least "A-1" by Standard & Poor's Corporation or "P-1" by Moody's Investors Service, Inc.; (3) certificates of deposit with maturities of one year or less from the date of acquisition issued by any commercial bank having capital and surplus in excess of One Billion Dollars ($1,000,000,000);
(4) stock, obligations, or securities received in settlement of debts (created in the ordinary course of business) owing to such Obligor; (5) investments required to be made or purchased by any housing finance agency of the U.S. Government or any applicable provisions of law; and (6) Investments

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
not to exceed $2,500,000.00 in the aggregate unless the Bank consents to such increased Investment, which consent shall not be unreasonably withheld.

        Section 7.09. Financial Hedge Instruments. Engage in financial hedge transactions of any kind other than financial hedge transactions such as mandatory commitments with FNMA, FHLMC or others or interest rate caps provided such transactions are in the Obligors' ordinary course of business consistent with past practices and are not for speculative purposes.

        Section 7.10. Guaranties, Etc. Assume, guaranty, endorse, or otherwise be or become directly or contingently responsible or liable (including, but not limited to, an agreement to purchase any obligation, stock, assets, goods, or services, or to supply or advance any funds, assets, goods, or services, or an agreement to maintain or cause such Person to maintain a minimum working capital or net worth, or otherwise to assure the creditors of any Person against loss) for obligations of any Person, except guaranties by endorsement of negotiable instruments for deposits or collection or similar transactions in the ordinary course of business.

        Section 7.11. Transactions With Affiliates. Enter into any transaction, including, without limitation, the purchase, sale, or exchange of property or the rendering of any service, with any Affiliate, except in the ordinary course of and pursuant to the reasonable requirements of such Obligor's business and upon fair and reasonable terms no less favorable to such Obligor than would obtain in a comparable arm's length transaction with a Person not an Affiliate.

        Section 7.12. Modification; Etc. It shall not amend, modify, or waive any of the terms and conditions of, or settle or compromise any claim in respect of, any Securitization Transaction or Servicing Rights or other Residual Loan Collateral, or any rights related to any of the foregoing.

                        ARTICLE VIII FINANCIAL COVENANTS

        So long as the Notes and the Obligations shall remain unpaid or any other amount is owing by any of the Obligors hereunder or under any other Loan
Document:

        Section 8.01. Interest Coverage. The Parent will not permit the ratio of its Consolidated EBIT to Consolidated Interest Expense, tested on a rolling two quarter basis, to be less than 1.2 to 1.0 as of the end of any of its fiscal quarters.

        Section 8.02. Liabilities to Worth Ratio. Except as provided in the following sentence, the Parent will not permit the ratio of its Consolidated Total Liabilities (excluding, for purposes of this calculation, liabilities arising under the Warehouse Facility, hedging transactions and with respect to Warehouse Loans) to

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



Consolidated Net Worth to exceed 3.5 to 1.0 at any time. Notwithstanding the foregoing, during any period when any Bridge Loans are outstanding, the ratio of such Consolidated Total Liabilities to Consolidated Net Worth shall not exceed
2.0 to 1.0.

        Section 8.03. Net Worth. The Parent will not permit its Consolidated Net Worth at any time to be less than the aggregate of (a) $82,700,000.00, plus (b) fifty (50%) percent of the Parent's Consolidated Net Income for each fiscal quarter, beginning with the fiscal quarter ending December 31, 1996. The Consolidated Net Worth required hereunder shall not be decreased by any Consolidated net loss or deficit incurred by the Parent and its Subsidiaries during any fiscal quarter.

        Section 8.04. Maximum Cumulative Net Loss. The Cumulative Net Loss Rate for any Securitization Transaction pursuant to which the Bank has made Residual Loans shall not exceed two percent (2%) during the first three years of any such Securitization Transaction or four percent (4%) during any year thereafter.

        Section 8.05. Maximum Prepayment Rate. The Annualized Prepayment Rate for any six month period on any Securitization Transaction pursuant to which the Bank has made Residual Loans shall not exceed thirty five percent (35%).

                          ARTICLE IX EVENTS OF DEFAULT

        Section 9.01. Events of Default. Any of the following events shall be an "Event of Default":

               (1) any Obligor shall fail to pay the principal of, or interest on, the Loans as and when same shall become due and payable, whether at the stated date of maturity or any accelerated date of maturity or at any other date fixed for payment;

               (2) any representation or warranty made by the Obligors or any of them in this Agreement or in any other Loan Document or which is contained in any certificate, document, opinion, financial or other statement furnished at any time under or in connection with any Loan Document shall prove to have been incorrect in any material respect on or as of the date made or deemed made;

               (3) any Obligor shall fail to perform or observe any term, covenant or agreement contained in this Agreement or any other Loan Document as and when required, provided that a failure to observe either ss.ss.8.04 or 8.05 above shall, notwithstanding any other provision contained herein, only constitute an Event of Default with respect to the Residual Loans, and not the Bridge Loans and the Warehouse Loans, if the Borrower repays the Residual Loans (which source of repayment may be a Bridge Loan made hereunder) within twenty

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



        (20) business days of notice from the Bank of the occurrence of a breach of SS.SS.8.04 and/or 8.05, or the Bank otherwise waives such Event of Default in its sole discretion;

               (4) any Obligor shall: (a) fail to pay any Debt in excess of $500,000.00, (other than the payment obligations described in (1) above), of such Obligor when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise); or (b) fails to perform or observe any term, covenant or condition on its part to be performed or observed under any agreement or instrument relating to any such Debt, when required to be performed or observed, if the effect of such failure to perform or observe is to accelerate, or to permit the acceleration of, after the giving of notice or the lapse of time, or both, of the maturity of such Debt, whether or not the failure to perform or observe shall be waived by the holder of such Debt; or any such Debt shall be declared to be due and payable, or required to be prepaid (other than by a regularly scheduled required prepayment), prior to the stated maturity thereof;

               (5) any Obligor: (a) shall generally not, or be unable to, or shall admit in writing its inability to, pay its debts as such debts become due; or (b) shall make an assignment for the benefit of creditors, petition or apply to any tribunal for the appointment of a custodian, receiver or trustee for it or a substantial part of its assets; or (c) shall commence any proceeding under any bankruptcy, reorganization, arrangement, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction, whether now or hereafter in effect; or (d) shall have had any such petition or application filed or any such proceeding shall have been commenced, against it, in which an adjudication or appointment is made or order for relief is entered, or which petition, application or proceeding remains undismissed or unstayed for a period of thirty days or more; or shall be the subject of any proceeding under which its assets may be subject to seizure, forfeiture or divestiture; or (e) by any act or omission shall indicate its consent to, approval of or acquiescence in any such petition, application or proceeding or order for relief or the appointment of a custodian, receiver or trustee for all or any substantial part of its property; or (f) shall suffer any such custodianship, receivership or trusteeship to continue undischarged for a period of thirty days or more;

               (6) one or more judgments, decrees or orders for the payment of money in excess of Two Hundred Fifty Thousand Dollars ($250,000) in the aggregate shall be rendered against the Obligors, individually or collectively, and such judgments, decrees or orders shall continue unsatisfied and in effect for a period of thirty (30) consecutive days without being vacated, discharged, satisfied or stayed or bonded pending appeal;

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




               (7) any of the following events shall occur or exist with respect to the Obligors or any ERISA Affiliate: (a) any Prohibited Transaction involving any Plan; (b) any Reportable Event shall occur with respect to any Plan; (c) the filing under Section 4041 of ERISA of a notice of intent to terminate any Plan or the termination of any Plan; (d) any event or circumstance exists which might constitute grounds entitling the PBGC to institute proceedings under Section 4042 of ERISA for the termination of, or for the appointment of a trustee to administer, any Plan, or the institution by the PBGC of any such proceedings; (e) complete or partial withdrawal under Section 4201 or 4204 of ERISA from a Multiemployer Plan or the reorganization, insolvency, or termination of any Multiemployer Plan; and in each case above, such event or condition, together with all other events or conditions, if any, could in the opinion of the Bank subject the Obligors or any ERISA Affiliate to any tax, penalty, or other liability to a Plan, Multiemployer Plan, the PBGC, or otherwise (or any combination thereof);

               (8) this Agreement shall at any time and for any reason cease to create a valid and perfected first priority Lien in the Collateral or the validity or enforceability of this Agreement shall be contested by any of the Obligors, or any of the Obligors shall deny they have any further liability or obligation under this Agreement;

               (9) if there shall occur a Material Adverse Change, or if the Bank in good faith believes that the prospects of payment, performance or realization upon the Collateral is impaired, or if the Bank shall deem itself insecure and the Obligors do not address the Bank's concerns in the sole discretion of the Bank;

               (10) a change in the ownership of the Borrower's or any Subsidiary's capital stock such that the Parent does not directly or indirectly own one hundred percent (100%) of such capital stock;

               (11)   a change in Control of the Parent;

               (12) there shall occur a default or event of default or any similar termination or other event under the Warehouse Facility or any Securitization Transaction(including, without limitation under any Pooling and Servicing Agreement or Insurance and Indemnity Agreement relating thereto);

               (13) the Borrower shall for any reason no longer be the Servicer with respect to any Securitization Transaction pursuant to which the Bank has made Residual Loans.

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



               (14) Moody's Investors Service, Inc. or Standard & Poor's Ratings Group, a division of McGraw-Hill, Inc. shall downgrade the rating assigned to any securities or ownership interests issued pursuant to any Securitization Transaction.

               (15) To the extent not delivered on the Closing Date in accordance with the provisions of Section 4.01(12) and waived by the Bank as a condition to the Initial Loan, the Borrower shall for any reason fail to deliver to the Bank within thirty (30) Business Days of the Closing Date direction letters in form and substance satisfactory to the Bank directing each of the Trustees under the Securitization Transactions, as applicable, to make all payments due to the Borrower in respect of the Residual Loan Collateral (other than Servicing Fees) directly to the Residual Loan Collateral Account.

        Section 9.02. Remedies. (A) If any Event of Default shall occur and be continuing, the Bank may, by notice to any Obligor, (1) declare the Notes, all interest thereon, and all other amounts payable under this Agreement, and any other Loan Documents to be forthwith due and payable, whereupon the Notes, all such interest, and all such amounts due under this Agreement, and under any other Loan Document shall become and be forthwith due and payable, without presentment, demand, protest, or further notice of any kind, all of which are hereby expressly waived by the Obligors; and/or (2) exercise any remedies provided in any of the Loan Documents at Law or otherwise, with respect to the Collateral and the Loans; provided, however, that upon the occurrence of an Event of Default referred to in Section 9.01(5), the Notes and any other amounts payable under this Agreement or any of the other Loan Documents, and all interest on any of the foregoing shall be forthwith due and payable without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Obligors.

               (B) Termination of Commitments. If any one or more of the Events of Default specified in Section 9.01(5) shall occur, any unused portion of the Commitment shall forthwith terminate and the Bank shall be relieved of all further obligations to make Loans to the Parent or the Borrower. If any other Event of Default shall have occurred and be continuing, or if on any Drawdown Date the conditions precedent to the making of the Loans to be made on such Drawdown Date or on such other date are not satisfied, the Bank may, by notice to the Parent or the Borrower, terminate the unused portion of the Commitment, and upon such notice being given such unused portion of the Commitment shall terminate immediately and the Bank shall be relieved of all further obligations to make Loans. No termination of the Commitment shall relieve any of the Obligors of any of the Obligations.

               (C) Collateral. Upon the occurrence of an Event of Default, the Bank may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein, at Law

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



or otherwise available to it, all the rights and remedies of a secured party on default under the Uniform Commercial Code and also may without notice except as specified below, (1) collect the Collateral with or without the taking possession of the Collateral, (2) take possession of all or any portion of the Collateral, (3) apply the Collateral or the proceeds of the Collateral towards (but not necessarily in complete satisfaction of) the Obligations, and (4) to sell, lease or otherwise dispose of the Collateral or any portion thereof in one or more parcels at public or private sale, at any of the Bank's offices or elsewhere, for cash, on credit or for future delivery, and upon such other commercially reasonable terms. Each Obligor agrees that, to the extent notice of sale shall be required by law, five days prior notice to any one of the Obligors of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Bank shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Bank may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. The Bank may purchase the Collateral, or any portion thereof, at any sale held hereunder. All cash proceeds received by the Bank in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Bank, be held by the Bank as Collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to the Bank pursuant to Section 9.03) in whole or in part by the Bank against, all or any part of the Obligations in such order as the Bank shall elect.

               (D) Occupation of Business Location. In connection with the Bank's exercise of the Bank's rights hereunder, the Bank may enter upon, occupy, and use any premises owned or occupied by any Obligor. The Bank shall not be required to remove any of the Collateral from any such premises upon the Bank's taking possession thereof. In no event shall the Bank be liable to any Obligor for use or occupancy by the Bank or any premises pursuant hereto or for any charge (such as utilities) incurred in connection with the exercise of the Bank's rights and remedies.

               (E) Assembly of Collateral. The Bank may require any Obligor to assemble the Collateral and make it available to the Bank at the Obligors' sole risk and expense at a place or places which are reasonably convenient to the Bank and such Obligor.

               (F) Remedies Cumulative. In case any one or more of the Events of Default shall have occurred and be continuing, and whether or not the Bank shall have accelerated the maturity of the Loans pursuant to ss.9.02(A), the Bank may also proceed to protect and enforce its rights by suit in equity, action at law or other appropriate proceeding, whether for the specific performance of any covenant or agreement contained in this Agreement and the other Loan Documents or any instrument pursuant to which the Obligations

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



are evidenced, including as permitted by applicable law the obtaining of the ex parte appointment of a receiver, and, if such amount shall have become due, by declaration or otherwise, proceed to enforce the payment thereof or any other legal or equitable right of the Bank. No remedy herein conferred upon the Bank is intended to be exclusive of any other remedy and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or any other provision of law.

        Section 9.03. Application of Proceeds. The proceeds of any sale or enforcement of all or any part of the Collateral shall be applied by the Bank:

               First, to the payment of the costs and expenses incurred by the Bank in connection with the sale, the enforcement of any rights and benefits afforded hereby, by any other Loan Documents or at Law, or in collecting, maintaining and preserving the Collateral, including payment to the Bank's agents and counsel in accordance with Section 10.04, and all expenses, liabilities and advances made or incurred by such parties in connection therewith;

               Second, the proceeds from Warehouse Collateral shall be applied toward the payment of the outstanding principal, interest, and other charges with respect to the Warehouse Loans; the proceeds from Residual Loan Collateral shall be applied toward the payment of the outstanding principal, interest, and other charges with respect to the Residual Loans; and the proceeds from Collateral for the Bridge Loans shall be applied toward the payment of the outstanding principal, interest, and other charges with respect to the Bridge Loans;

               Third, any remaining proceeds shall be applied to the outstanding Obligations in such order and manner as the Bank may determine, in its discretion; and

               Fourth, to the payment to the Obligors, or to their successors or assigns, or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds.

If the proceeds of any such sale are insufficient to cover the amounts described in clauses First through Third, inclusive, above, the Obligors shall remain liable for any deficiency.

        Section 9.04. The Bank May Perform. If any Obligor fails to perform any agreement contained in this Agreement, the Bank may itself perform, or cause performance of, such agreement, and the expenses of the Bank incurred in connection therewith shall be payable by the Obligors under Section 10.04.

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



                             ARTICLE X MISCELLANEOUS

        Section 10.01. No Waiver: Cumulative Remedies. No failure or delay on the part of the Bank in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. No waiver of any provision hereof shall be effective unless the same shall be in writing and signed by the Bank. The remedies herein provided are cumulative and not exclusive of any remedies provided by law. In the event of a dispute between the Parent, the Borrower or any of them and the Bank concerning the principal amount outstanding hereunder, the interest rates applicable thereto, the payment of principal, interest and other amounts hereunder, or concerning similar factual matters, absent manifest error, the books and records of the Bank shall be irrebuttably presumed to be correct.

        Section 10.02. Set-Off. Regardless of the adequacy of any Collateral, during the continuance of any Default, any deposits (general or specific, time or demand, provisional or final, regardless of currency, maturity, or the branch of where such deposits are held) or other sums credited by or due from the Bank to any Obligor and any securities or other property of any Obligor in the possession of the Bank may be applied to or set off against the payment of Obligations and any and all other liabilities, direct, or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, of any Obligor to the Bank.

        Section 10.03. Amendments. Any of the provisions of this Agreement may be waived, modified or amended in writing by any agreement or agreements entered into by each of the Parent, the Borrower and the Bank.

        Section 10.04. Costs and Expenses. The Obligors, jointly and severally, agree to pay (a) the reasonable costs of producing and reproducing this Agreement, the other Loan Documents and the other agreements and instruments mentioned herein, (b) any taxes (including any interest and penalties in respect thereto) payable by the Bank (other than taxes based upon the Bank's net income), including any recording, mortgage, documentary or intangibles taxes in connection with the Loan Documents, or other taxes payable on or with respect to the transactions contemplated by this Agreement, including any taxes payable by the Bank after the Closing Date (the Obligors, jointly and severally, hereby agreeing to indemnify the Bank with respect thereto), (c) all appraisal fees, engineer's fees, and the reasonable fees, expenses and disbursements of the Bank's Special Counsel or any local counsel to the Bank incurred in connection with the preparation, administration or interpretation of the Loan Documents and other instruments mentioned herein, each closing hereunder, and amendments, modifications, approvals, consents or waivers hereto or hereunder, (d) the fees, expenses and disbursements of the Bank incurred by the Bank in connection with

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
the preparation, administration or interpretation of the Loan Documents and other instruments mentioned herein, (e) all rea sonable out-of-pocket expenses (including reasonable attorneys' fees and costs and the fees and costs of appraisers, engineers, investment bankers or other experts retained by the Bank in connection with any such enforcement proceedings) incurred by the Bank in connection with (i) the enforcement of or preservation of rights under any of the Loan Documents against the Obligors or the administration thereof and (ii) any litigation, proceeding or dispute whether arising hereunder or otherwise, in any way related to the Bank's relationship with any of the Obligors and (f) all reasonable fees, expenses and disbursements of the Bank incurred in connection with UCC searches, UCC filings or mortgage recordings. The covenants of this ss.10.04 shall survive payment or satisfaction of payment of amounts owing with respect to the Notes.

        Section 10.05. Indemnification. The Obligors, jointly and severally, agree to indemnify and hold harmless the Bank from and against any and all claims, actions and suits whether groundless or otherwise, and from and against any and all liabilities, losses, damages and expenses of every nature and character arising out of this Agreement or any of the other Loan Documents or the transactions contemplated hereby including, without limitation, (a) any actual or proposed use by the Obligors or any of their Subsidiaries of the proceeds of any of the Loans, (b) any actual or alleged infringement of any patent, copyright, trademark, service mark or similar right of any Obligor or any of its Subsidiaries comprised in the Collateral, (c) the Obligors or any of their respective Subsidiaries entering into or performing this Agreement or any of the other Loan Documents or (d) with respect to the Obligors and their respective Subsidiaries and their respective properties and assets, the violation of any Environmental Law, the release or threatened release of any Hazardous Materials or any action, suit, proceeding or investigation brought or threatened with respect to any Hazardous Materials (including, but not limited to claims with respect to wrongful death, personal injury or damage to property), in each case including, without limitation, the reasonable fees and disbursements of counsel and allocated costs of internal counsel incurred in connection with any such inves tigation, litigation or other proceeding. In litigation, or the preparation therefor, the Bank shall be entitled to select its own counsel and, in addition to the foregoing indemnity, the Obligors jointly and severally agree to pay promptly the reasonable fees and expenses of such counsel. If, and to the extent that the obligations of the Obligors under this ss.10.05 are unenforceable for any reason, the Obligors each hereby agree to make the maximum contribution to the payment in satisfaction of such obligations which is permissible under applicable law. The provisions of this ss.10.05 shall survive the repayment of the Loans and the termination of the obligations of the Bank hereunder. The foregoing indemnification shall not apply in the event the Bank is found liable for gross negligence or willful misconduct by a court of

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competent jurisdiction, all appeals having been exhausted and/or waived.

        Section 10.06. The Borrowers Remain Liable. Anything herein to the contrary notwithstanding: (1) each Obligor shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein to perform all of their duties and obligations thereunder to the same extent as if this Agreement had not been executed; (2) the exercise by the Bank of any of the rights hereunder shall not release any of the Obligors from any of their duties or obligations under the contracts and agreements included in the Collateral; (3) the Bank shall not have any obligation or liability under the contracts and agreements included in the Collateral by reason of this Agreement, nor shall the Bank be obligated to perform any of the obligations or duties of any of the Obligors thereunder or to take any action to collect or enforce any claim for payment assigned hereunder; and the Bank shall not have any obligation to make inquiry as to the nature or sufficiency of any payment received by the Bank in respect of the Collateral or as to the sufficiency of any performance by any party under any such contract or agreement, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to the Bank or to which the Bank may be entitled at any time or times. The Bank's sole duty with respect to the custody, safe keeping and physical preservation of the Collateral in its possession, under ss.9-207 of the Uniform Commercial Code of the Commonwealth of Massachusetts or otherwise, shall be to deal with such Collateral in the same manner as the Bank deals with similar property for its own account.

        Section 10.07. No Waiver, Etc. Each Obligor waives demand, notice, protest, notice of acceptance of this Agreement, notice of Loans made, credit extended, Collateral received or delivered or other action taken in reliance hereon and all other demands and notices of any description. With respect to both the Obligations and the Collateral, each Obligor assents to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of or failure to perfect any security interest in any Collateral, to the addition or release of any party or person primarily or secondarily liable, to the acceptance of partial payment thereon and the settlement, compromising or adjusting of any thereof, all in such manner and at such time or times as the Bank may deem advisable. The Bank shall have no duty as to the collection or protection of the Collateral or any income thereon, nor as to the preservation of rights against prior parties, nor as to the preservation of any rights pertaining thereto beyond the safe custody thereof as set forth in Section 10.06.

        Section 10.08. The Bank's Duties. The powers conferred on the Bank under this Agreement are solely to protect its interests in the Collateral and shall not impose any duty upon the Bank to exercise any such powers. Except for the accounting for monies

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



actually received by it hereunder, the Bank shall not have any duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.


        Section 10.09. Continuing Security Interest: Transfer of Notes. This Agreement creates a continuing security interest in the Collateral and shall remain in full force and effect until payment in full of all the Obligations to the Bank. Upon the payment in full of the Obligations and termination of the Commitment, the Lien granted hereby shall terminate and all rights to the Collateral shall revert to the Parent or the Borrower, as applicable. Upon any such termination, the Bank will, at the Obligors' expense, execute and deliver such documents as may be reasonable to evidence such termination.

        Section 10.10. Payments. All payments made by the Obligors shall be made to the Bank at its head office, 100 Federal Street, Boston, Massachusetts or to such other place as the Bank may from time to time designate. All payments by the Obligors hereunder and under any of the other Loan Documents shall be made without setoff or counterclaim and free and clear of and without deduction for any taxes, levies, imposts, duties, charges, fees, deductions, withholdings, compulsory loans, restrictions or conditions of any nature now or hereafter imposed or levied by any jurisdiction or any political subdivision thereof or taxing or other authority therein unless the Obligor is compelled by law to make such deduction or withholding. If any such obligation is imposed upon any Obligor with respect to any amount payable by it hereunder or under any of the other Loan Documents, the Obligors will pay to the Bank on the date on which such amount is due and payable hereunder or under such other Loan Document, such additional amount in Dollars as shall be necessary to enable the Bank to receive the same net amount which the Bank would have received on such due date had no such obligation been imposed upon the Obligors. The Obligors will deliver promptly to the Bank certificates or other valid vouchers for all taxes or other charges deducted from or paid with respect to payments made by the Obligors hereunder or under such other Loan Document.

        Section 10.11. Binding Effect: Assignment: Participation. This Agreement shall become effective when it shall have been executed by the Parent, the Borrower and the Bank, and it shall thereafter be binding upon and inure to the benefit of the Parent, the Borrower and the Bank and their respective successors and assigns, except that the Parent and the Borrower shall not have any right to assign its rights or obligations hereunder or any interest herein. The Parent and the Borrower agrees to provide all assistance requested by the Bank to enable the Bank either to sell participations in or to make assignments of all or any portion of the Loans.

        Section 10.12. Notices. Except as specifically provided otherwise in this Agreement or in any of the other Loan Documents, all notices and the communications hereunder and thereunder shall be in writing to the addresses set forth below the signature lines hereto, or by telephone, subsequently confirmed in writing. Notices in writing shall be delivered personally or sent by certified or registered mail postage prepaid or by telex or telecopy and shall be deemed received in the case of personal delivery, when delivered against a receipt therefor, in the case of mailing, on the third Business Day after mailing, in the case of telex, upon transmittal, and in the case of telecopies, when transmitted, provided, that the sender of a telex or telecopy must immediately confirm such transmittal in writing or by telephone. Notice to either of the Parent or the Borrower shall be deemed notice to all of the Obligors.

        Section 10.13. Usury. Anything herein to the contrary notwithstanding, the obligations of the Obligors under this Agreement and the other Loan Documents shall be subject to the limitation that payments of interest shall not be required to the extent that receipt thereof would be contrary to provisions of applicable law limiting rates of interest which may be charged or collected by the Bank.

        Section 10.14. Table of Contents: Headings. The table of contents and the headings and captions hereunder are for convenience only and shall not affect the interpretation or construction of this Agreement.

        Section 10.15. Severability. The provisions of this Agreement are intended to be severable. If for any reason any provision of this Agreement shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability thereof in any other jurisdiction or the remaining provisions hereof in any jurisdiction.

        Section 10.16. Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Agreement by signing any such counterpart.

        Section 10.17. Integration. The Loan Documents set forth the entire agreement among the parties hereto relating to the transactions contemplated thereby and supersede any prior oral or written statements or agreements with respect to such transactions.

        Section 10.18. GOVERNING LAW. THIS AGREEMENT IS INTENDED TO TAKE EFFECT AS A SEALED INSTRUMENT AND SHALL BE GOVERNED BY, AND INTERPRETED AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS.



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





        Section 10.19. JURISDICTION: IMMUNITIES. THE PARENT AND THE BORROWER HEREBY ABSOLUTELY AND IRREVOCABLY CONSENT AND SUBMIT TO THE JURISDICTION OF THE COURTS OF THE COMMONWEALTH OF MASSACHUSETTS OR THE UNITED STATES FEDERAL COURT SITTING IN BOSTON IN CONNECTION WITH ANY ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE NOTES, ANY OTHER LOAN DOCUMENT, OR THE BANKING RELATIONSHIP GIVING RISE TO THIS AGREEMENT; AND THE PARENT AND THE BORROWER HEREBY IRREVOCABLY AGREE THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH MASSACHUSETTS OR FEDERAL COURT. IN ANY SUCH ACTION OR PROCEEDING, THE PARENT AND THE BORROWER HEREBY ABSOLUTELY AND IRREVOCABLY AGREE THAT SERVICE OF PROCESS MAY BE MADE BY CERTIFIED OR REGISTERED MAIL, POSTAGE PREPAID, TO THEM AT THEIR ADDRESSES SPECIFIED BELOW (OR AT SUCH OTHER ADDRESSES AS THE PARENT OR THE BORROWER SHALL LAST SPECIFY TO THE BANK IN WRITING). THE PARENT AND THE BORROWER AGREE THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. THE PARENT AND THE BORROWER FURTHER WAIVE ANY OBJECTION TO VENUE IN BOSTON AND ANY OBJECTION TO AN ACTION OR PROCEEDING IN BOSTON ON THE BASIS OF FORUM NON CONVENIENS. THE PARENT AND THE BORROWER FURTHER AGREE THAT ANY ACTION OR
PROCEEDING BROUGHT AGAINST THE BANK WITH REGARD TO THIS AGREEMENT SHALL BE BROUGHT ONLY IN MASSACHUSETTS OR UNITED STATES FEDERAL COURT SITTING IN BOSTON.

        NOTHING IN THIS SECTION 10.19 SHALL AFFECT THE RIGHT OF THE BANK TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR AFFECT THE RIGHT OF THE BANK TO BRING ANY ACTION OR PROCEEDING AGAINST THE PARENT OR THE BORROWER OR THEIR PROPERTY IN THE COURTS OF ANY OTHER JURISDICTIONS.

        TO THE EXTENT THAT THE PARENT OR THE BORROWER HAVE OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER FROM SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION, EXECUTION OR OTHERWISE) WITH RESPECT TO THEMSELVES OR THEIR PROPERTY, THE PARENT AND THE BORROWER HEREBY IRREVOCABLY WAIVE SUCH IMMUNITY IN RESPECT OF THEIR OBLIGATIONS UNDER THIS AGREEMENT, THE NOTE, AND ANY OTHER LOAN DOCUMENT.

        Section 10.20. WAIVER OF JURY TRIAL. THE PARENT AND THE BORROWER WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS (i) UNDER THIS AGREEMENT OR UNDER THE NOTES, THE OTHER LOAN DOCUMENTS OR ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR (ii) ARISING FROM ANY BANKING RELATIONSHIP GIVING RISE TO THIS AGREEMENT, AND AGREE THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY. Except as prohibited by law, the Parent and the Borrower waives any right which it may have to claim or recover in any litigation referred to in the preceding sentence any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages. The Parent and the




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Borrower (i) certifies  that neither the Bank nor any  representative,  agent or attorney of the Bank has represented, expressly or otherwise, that the Bank would not, in the event of litigation, seek to enforce the foregoing waivers and
(ii) acknowledges that, in entering into this Agreement and the other Loan Documents to which the Bank is a party, the Bank is relying upon, among other things, the waivers and certifications contained in this Section 10.20.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as a sealed instrument as of the day and year first above written.

Attest:                                       IMC MORTGAGE COMPANY

______________________________                By____________________________

                                              Name: __________________________

                                              Title:________________________

                                              Address for Notices:

                                              ______________________________

                                              ______________________________

                                              ______________________________

                                              Attn: ________________________

                                              Telecopy No.: ________________

Attest:                                       INDUSTRY MORTGAGE COMPANY, L.P.

______________________________                By____________________________

                                              Name: ________________________

                                              Title: _______________________

                                              Address for Notices:

                                              ______________________________

                                              ______________________________

                                              ______________________________

                                              Attn: ________________________

                                              Telecopy No.: ________________

                                      -61-





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



Attest:                                       THE FIRST NATIONAL BANK OF

                                              BOSTON

______________________________                By:___________________________

                                              Name:_________________________

                                              Title:________________________

                                              Address:    100 Federal Street
                                                          Boston, Massachusetts
                                                          02110
                                                          Attn: Mr. Paul
                                                          Chmielinksi

                                              Telecopy No.: ________________

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                                 EXHIBIT 1.01-b

                        Lender's Model Amount Certificate

LENDER'S MODEL:       The Lender's Model Amount (L.M.A.) will be
                      calculated quarterly (adjusting for actual performance) using the following assumptions:

                             1. Each Securitization Transaction will be modeled separately.

                             2. Total Net Losses (total losses over the life of the portfolio as a percentage of the original portfolio amount) will be the higher of:

                                    a.      worst actual cumulative losses on
                                            any Securitization Transaction plus
                                            100 basis points; or

                                    b.      300 basis points.

                             3.     The Annual Prepayment Speed will be the
                                    higher of:

                                    a.      actual prepayments (to date
                                            annualized) on any Securitization
                                            Transaction, plus five percentage
                                            points or

                                    b.      35%.

                                    On  new   Securitization   Transactions  the
                                    prepayment speed will ramp up over ten months.

                             4.     Cash flow from each portfolio will be
                                    discounted at the higher of:

                                    a.      the rate of interest for Residual
                                    Loans, or

                                    b.      9.0%.

                                  RESIDUAL NOTE

$25,000,000.00                                                 December 31, 1996


        FOR VALUE RECEIVED, the undersigned, Industry Mortgage Company, L.P., a Delaware limited partnership ("Borrower"), HEREBY PROMISES TO PAY to the order of The First National Bank of Boston (the "Bank"), by remittances to the Bank in accordance with the Agreement (defined below), the principal amount of Twenty Five Million Dollars ($25,000,000.00) in lawful money of the United States and in immediately available funds, payable at the times, in the manner, and at the interest rates specified in that Loan and Security Agreement dated as of December 31, 1996 between, among others, the Borrower and the Bank, as amended, and in effect from time to time (the "Agreement") and is subject in all respects to the terms of the Agreement.

        Terms used herein which are defined in the Agreement shall have their defined meanings when used herein. The Agreement, among other things, contains provisions for acceleration of the maturity of this Note upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity of this Note upon the terms and conditions specified in the Agreement, reference to which is hereby made for a description of the Collateral provided for therein and the rights of the Borrower and the Bank with respect to such Collateral.

        This Note shall be governed by the laws of the Commonwealth of Massachusetts, provided that, as to the maximum rate of interest which may be charged or collected, if the laws applicable to the Bank permit it to charge or collect a higher rate than the laws of the Commonwealth of Massachusetts, then such law applicable to the Bank shall apply to the Bank under this Note.

        IN WITNESS WHEREOF, the undersigned has caused this Note to be duly executed as a sealed instrument as of the day and year first above written.

                                              Industry Mortgage Company, L.P.

                                              By:______________________________
                                                   Title:


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